                                                                   EXHIBIT 10.53


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                                    INDENTURE

                                  by and among

                     HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I
                                       and
                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II

                                   as Issuers,

                                   HPSC, INC.

                                  as Servicer,

                                   HPSC, INC.


                                       and


                     AMERICAN COMMERCIAL FINANCE CORPORATION

                                 as Originators,

                                       and

                            BNY MIDWEST TRUST COMPANY

                              as Indenture Trustee

             ------------------------------------------------------

                          Dated as of December 1, 2000

             ------------------------------------------------------

                     HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I


                                       and


                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II


                 Equipment Contract Backed Notes, Series 2000-1
================================================================================

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


ARTICLE I       DEFINITIONS....................................................1

     Section 1.01  Definitions.................................................1
     Section 1.02  General Interpretive Principles.............................1

ARTICLE II      PLEDGE OF PLEDGED PROPERTY; ORIGINAL ISSUANCE OF
                NOTES..........................................................2

     Section 2.01  Pledge of Pledged Property..................................2
     Section 2.02  Custodian On Behalf Of Indenture Trustee, Holds
                   Contracts and Contract Files................................2
     Section 2.03  Conditions to Closing.......................................4
     Section 2.04  Acceptance by Indenture Trustee.............................5
     Section 2.05  Liabilities of the Issuers and Parties to this
                   Indenture; Limitations Thereon..............................5
     Section 2.06  Intended Tax Characterization...............................6
     Section 2.07  Treasury Securities.........................................6

ARTICLE III     ACCOUNTS; ALLOCATION AND APPLICATION OF THE PLEDGED
                PROPERTY.......................................................6

     Section 3.01  Collection Account..........................................6
     Section 3.02  Pre-Funding Account and Capitalized Interest
                   Account.....................................................8
     Section 3.03  Investment of Monies Held in the Accounts;
                   Subaccounts.................................................9
     Section 3.04  Disbursements From Collection Account......................11
     Section 3.05  Reserve Account............................................16
     Section 3.06  Residual Payment Account...................................16
     Section 3.07  Statements to Noteholders..................................17
     Section 3.08  Compliance With Withholding Requirements...................19
     Section 3.09  Purchases of Future Fundings on Revolving Loans............20

ARTICLE IV      REMOVAL OF NON-CONFORMING PLEDGED PROPERTY;
                SUBSTITUTION OF CONTRACTS.....................................20

     Section 4.01  Removal of Non-Conforming Pledged Property.................20
     Section 4.02  Substitution of Contracts..................................21
     Section 4.03  Release of Property from the Pledged Property..............22

ARTICLE V       THE NOTES.....................................................23

     Section 5.01 The Notes...................................................23
     Section 5.02 Initial Issuance of Notes...................................24
     Section 5.03 Global Notes................................................24
     Section 5.04 Definitive Notes............................................25
     Section 5.05 Registration, Transfer and Exchange of Notes................26
     Section 5.06 Mutilated, Destroyed, Lost or Stolen Notes..................30
     Section 5.07 Persons Deemed Owners.......................................30
     Section 5.08 Access to List of Noteholders' Names and Addresses..........31


                                      (i)

     Section 5.09 Acts of Noteholders.........................................31
     Section 5.10 No Proceedings; Limited Recourse............................31

ARTICLE VI      THE ISSUERS...................................................32

     Section 6.01  Liability of the Issuers...................................32
     Section 6.02  Limitation on Recourse to the Issuers......................32
     Section 6.03  Indemnity for Liability Claims.............................32
     Section 6.04  Liabilities................................................32
     Section 6.05  Annual Statement as to Compliance..........................32
     Section 6.06  Payment of Principal and Interest..........................33
     Section 6.07  Maintenance of Office or Agency............................33
     Section 6.08  Money for Payments to be Held in Trust.....................33
     Section 6.09  Existence..................................................34
     Section 6.10  Protection of Pledged Property.............................34
     Section 6.11  Performance of Obligations; Servicing of
                   Receivables................................................36
     Section 6.12  Negative Covenants.........................................36
     Section 6.13  Issuers May Consolidate, Etc. Only on Certain
                   Terms......................................................37
     Section 6.14  Successor or Transferee....................................39
     Section 6.15  No Other Business..........................................39
     Section 6.16  No Borrowing...............................................39
     Section 6.17  Guarantees, Loans, Advances and Other Liabilities..........39
     Section 6.18  Capital Expenditures.......................................40
     Section 6.19  Separate Legal Identity....................................40
     Section 6.20  Management.................................................40
     Section 6.21  Business Decisions.........................................40
     Section 6.22  Compliance with Laws.......................................40
     Section 6.23  Further Instruments and Acts...............................40
     Section 6.24  Nonconsolidation...........................................40
     Section 6.25  Protection of  Security Interest in Trust Estate...........41
     Section 6.26  Transfers Between Issuers..................................43
     Section 6.27  Issuer to Provide Documents to Luxembourg Paying
                   and Transfer Agent.........................................43

ARTICLE VII     THE INDENTURE TRUSTEE.........................................43

     Section 7.01  Duties of Indenture Trustee................................43
     Section 7.02  Eligible Investments.......................................45
     Section 7.03  Indenture Trustee's Assignment of Contracts................46
     Section 7.04  Certain Matters Affecting the Indenture Trustee............46
     Section 7.05  Indenture Trustee Not Liable for Notes or Contracts........47
     Section 7.06  Indenture Trustee May Own Notes............................48
     Section 7.07  Indenture Trustee's Fees and Expenses......................48
     Section 7.08  Eligibility Requirements for Indenture Trustee.............49
     Section 7.09  Resignation or Removal of Indenture Trustee................49
     Section 7.10  Successor Indenture Trustee................................50
     Section 7.11  Merger or Consolidation of Indenture Trustee...............50
     Section 7.12  Appointment of Co-Indenture Trustee or Separate
                   Indenture Trustee..........................................51


                                      (ii)
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     Section 7.13  Indenture Trustee May Enforce Claims Without
                   Possession of Note.........................................52
     Section 7.14  Suits for Enforcement......................................52
     Section 7.15  Undertaking for Costs......................................53
     Section 7.16  Representations and Warranties of Indenture Trustee........53
     Section 7.17  Tax Returns................................................53
     Section 7.18  Securities Accounts........................................54
     Section 7.19  "Financial Assets" Election................................54
     Section 7.20  Entitlement Orders.........................................54

ARTICLE VIII    EVENTS OF DEFAULT; REMEDIES...................................54

     Section 8.01  Events of Default..........................................54
     Section 8.02  Acceleration of Maturity, Rescission and Annulment.........56
     Section 8.03  Remedies...................................................57
     Section 8.04  Notice of Event of Default.................................57
     Section 8.05  Exercise of Power by Indenture Trustee.....................58
     Section 8.06  Indenture Trustee May File Proofs of Claim.................58
     Section 8.07  Allocation of Money Collected..............................58
     Section 8.08  Waiver of Events of Default................................60
     Section 8.09  Limitation On Suits........................................60
     Section 8.10  Unconditional Right of Noteholders to Receive
                   Principal and Interest.....................................61
     Section 8.11  Restoration of Rights and Remedies.........................61
     Section 8.12  Rights and Remedies Cumulative.............................61
     Section 8.13  Delay or Omission Not Waiver...............................61
     Section 8.14  Control by Majority Holders................................62
     Section 8.15  Sale of Pledged Property...................................62
     Section 8.16  Action on Notes............................................62
     Section 8.17  Certain Rights of the Holders of the Subordinate
                   Notes......................................................63

ARTICLE IX      TERMINATION...................................................63

     Section 9.01  Optional Redemption of Notes; Final Disposition
                   of Funds...................................................63

ARTICLE X       Noteholders' Lists and Reports................................64

     Section 10.01 Note Registrar To Furnish To Indenture Trustee
                   Names and Addresses of Noteholders.........................64
     Section 10.02 Preservation of Information................................64
     Section 10.03 Compliance Certificates and Opinions, etc..................64

ARTICLE XI      THE SWAP AGREEMENT............................................65

     Section 11.01     Amounts Received.......................................65
     Section 11.02     Swap Counterparty Downgrade Event......................65

ARTICLE XII     MISCELLANEOUS PROVISIONS......................................66

     Section 12.01 Amendment..................................................66
     Section 12.02 Limitation on Rights of Noteholders........................66
     Section 12.03 Counterparts...............................................67


                                     (iii)
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     Section 12.04 Governing Law..............................................67
     Section 12.05 Notices....................................................67
     Section 12.06 Waiver of Jury Trial.......................................68
     Section 12.07 Severability of Provisions.................................68
     Section 12.08 Assignment.................................................68
     Section 12.09 Binding Effect.............................................68
     Section 12.10 Survival of Agreement......................................68
     Section 12.11 Captions...................................................69
     Section 12.12 Annexes and Exhibits.......................................69
     Section 12.13 Calculations...............................................69
     Section 12.14 No Proceedings.............................................69


Exhibits

Exhibit A  -   Form of Wiring Instructions
Exhibit B  -   Forms of Notes
Exhibit C  -   Form of Transferee Certification (144A)
Exhibit D  -   Form of Transferee Certification (QIB)
Exhibit E  -   Form of Substitute Transfer Agreement
Exhibit F  -   Investor Representation Letter
Exhibit G  -   Form of Transfer Certificate for Rule 144A Global Notes to
               Regulation S Global Notes during Restricted Period
Exhibit H  -   Form of Transfer Certificate for Rule 144A Global Notes to
               Regulation S Global Notes after Restricted Period
Exhibit I  -   Form of Transfer Certificate for Regulation S Global Notes to
               Rule 144A Global Note during Restricted Period
Exhibit J  -   Form of Transfer Certificate for Regulation S Global Notes during
               Restricted Period



Annex A    -   Defined Terms


                                      (iv)
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            This INDENTURE, dated as of December 1, 2000, is made by and among
HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1 LLC II, each a Delaware limited liability company, as issuers (each an "Issuer", and collectively, the "Issuers"), HPSC, Inc., a Delaware corporation ("HPSC"), as servicer (the "Servicer"), HPSC and American Commercial Finance Corporation, a Delaware corporation, as originators (each an "Originator", and collectively, the "Originators"), and BNY Midwest Trust Company, an Illinois corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee").

                                   WITNESSETH:

            In consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            Section 1.01 Definitions. Capitalized terms used and not defined herein shall have the meanings specified in Annex A hereto.

            Section 1.02 General Interpretive Principles. For purposes of this Indenture except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Indenture have the meanings assigned to them in this Indenture and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as in effect on the date hereof;

            (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Indenture;

            (d)   a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular provision; and

            (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                                   ARTICLE II

             PLEDGE OF PLEDGED PROPERTY; ORIGINAL ISSUANCE OF NOTES

            Section 2.01 Pledge of Pledged Property. Each of the Issuers, simultaneously with the execution and delivery of this Indenture and upon each execution and delivery of each Subsequent Transfer Agreement, hereby pledges, deposits, transfers, assigns, and otherwise grants to the Indenture Trustee, without recourse (except as otherwise expressly set forth herein), to be held in trust for the benefit of the Noteholders as provided in this Indenture, all of its respective right, title, and interest in, to and under (a) the Equipment, (except for any licensed products that may accompany the Equipment) and any new unit or units of Equipment substituted for any existing unit or units of Equipment and all other Collateral, including all income and proceeds upon any sale, re-leasing, rental or other disposition of the Equipment and other Collateral, (b) the Contracts, all renewals and extensions thereof and all amendments, additions and supplements including schedules, summary schedules and subschedules made or hereafter made with respect thereto, (c) all monies received by the Servicer or due in payment of the Contracts on or after the related Cut-Off Date, including, without limitation, all Scheduled Payments thereunder (whether or not due), Advance Payments received by the Servicer prior to the related Cut-Off Date but not due until a Collection Period after such Cut-Off Date, any Prepayments, any payments in respect of a casualty or early termination and any Liquidation Proceeds received with respect thereto, (d) any guarantees, letters of credit, surety bonds or other credit enhancement of an Obligor's obligations under each such Contract, (e) the related Contract Files,
(f) any Insurance Policies and Insurance Proceeds with respect to the Contracts,
(g) the Receivables Transfer Agreement, each Subsequent Transfer Agreement and the Servicing Agreement, each as executed and delivered in accordance therewith,
(h) the Collection Account, the Pre-Funding Account, the Capitalized Interest Account, the Residual Payments Account and the Reserve Account and all amounts on deposit therein and all amounts collected in the Lockbox Account related to the Contracts and (i) any and all income and proceeds of any of the foregoing (all of the foregoing, collectively, constituting the "Pledged Property").

            This Indenture is a security agreement within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the States of New York and Delaware. The pledge provided for in this Section 2.01 is intended by each of the Issuers to be a grant by the Issuers to the Indenture Trustee, for the benefit of the Noteholders, of a valid first priority security interest in all of its respective right, title and interest in, to and under the Pledged Property.

            Section 2.02 Custodian On Behalf Of Indenture Trustee, Holds Contracts and Contract Files. The executed original counterpart of each Contract, together with the other documents or instruments, which constitute a part of a Contract File, shall be held by the Custodian on behalf of the Indenture Trustee for the benefit of the Noteholders. The Contract File for each Contract pledged hereunder shall be delivered by or on behalf of the Issuers to the Custodian at least two Business Days prior to (i) the Closing Date, with respect to the Initial Contracts, (ii) the applicable Subsequent Transfer Date, with respect to the Subsequent Contracts and (iii) the applicable Substitute Transfer Date. The Indenture Trustee shall review a random sample of 1,700 Contract Files prior to the Closing Date and shall issue a certificate (the "Trustee Certification") no later than the Closing Date, evidencing (i) that each such Contract

File contained (a) in the case of a Lease, an original lease agreement and, in the case of Equipment with an original equipment cost of $5,000 or more, a financing statement related to the applicable Equipment and naming the lessee as the debtor and the Originator as the secured party and an original of each guarantee, assumption, modification or substitution agreement, if any, which relates to the related Contract (or copy thereof certified by an officer of the related Originator to be a true, complete and correct copy); unless each filing is an electronic filing, in which case evidence of such electronic filing shall be sufficient, and, with respect to 100 Leases, a financing statement describing the related Equipment which matches the description of such Equipment in the related Lease, (b) in the case of a Contract which is not a Lease, an original promissory note, executed by the related Obligor for such Contract, an original related loan agreement (or a copy thereof certified (which may be a blanket certification) by an authorized officer of the related Originator, to be a true, complete and correct copy of such loan agreement), a financing statement related to the applicable Collateral and naming the Obligor as the debtor and the Originator as the secured party (unless each filing is an electronic filing, in which case evidence of such electronic filing shall be sufficient) and an original of each guarantee, assumption, modification or substitution agreement, if any, which relates to the related Contract (or copy thereof certified by an officer of the related Originator to be a true, complete and correct copy) (the items in clause (a) and (b) collectively, the "Required Contract File Items") and (ii) each such item has not been mutilated, torn or otherwise destroyed. Within 45 days after the Closing Date, the Indenture Trustee shall review the remainder of the Contract Files and on or prior to such 45th day, issue a Trustee Certification evidencing (i) in the case of a Contract which is not a Lease, that the original promissory note executed by the related Obligor for such Contract is endorsed in blank (either directly on the promissory note or on an allonge affixed thereto), by an authorized officer of the Originator and showing a complete chain of endorsements from the original payee of the promissory note to the Indenture Trustee: "Pay to the order of ____________, without recourse", (ii) with respect to each Contract which is a Lease, a financing statement describing the related Equipment which matches the description of such Equipment in the related Lease, (iii) its review of each Contract File and that each Contract File contained the Required Contract File Items and (ii) each such item has not been mutilated, torn or otherwise destroyed. Within 30 days after the end of the Pre-Funding Period, the Indenture Trustee shall review the Contract Files pledged to the Indenture Trustee for the benefit of the Noteholders on each Subsequent Transfer Date and issue a Trustee Certification evidencing (i) its review of each such Contract File and that each such Contract File contained the Required Contract File Items and (ii) each such item has not been mutilated, torn or otherwise destroyed. Within 20 days after each Substitute Transfer Date, the Indenture Trustee shall review the Contract Files pledged to the Indenture Trustee for the benefit of the Noteholders on such Substitute Transfer Date and issue a Trustee Certification evidencing (i) its review of each such Contract File and that each such Contract File contained the Required Contract File Items and (ii) each such item has not been mutilated, torn or otherwise destroyed. The Custodian, on behalf of the Indenture Trustee shall at all times maintain possession of each Contract File on behalf of the Noteholders in accordance with its customary custodial policies and procedures and shall only release Contract Files to, or at the direction of, the Servicer in accordance with Section 3.01 of the Servicing Agreement. The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by the Custodian with respect to the Contract Files under the Transaction Documents and each of the Noteholders, the Originators, the Servicer, the Issuers and the Transferors hereby releases, waives, discharges, exculpates and covenants not to sue the Indenture Trustee for any action taken or omitted to be taken by the Custodian with respect to the Contract Files.

            Section 2.03 Conditions to Closing. As conditions to the execution and delivery of the Notes by the Issuers, the authentication of the Notes by the Indenture Trustee and the sale of the Notes by the Issuers, in each case, on the Closing Date, (i) the Issuers shall have received by wire transfer the net proceeds of sale of the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes in authorized denominations equal in the aggregate to the Initial Note Principal Balance of the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes, respectively, and (ii) the Indenture Trustee shall have received the following on or before the Closing Date:

            (a) The List of Initial Contracts, certified by the Chairman, any Senior Vice President, any Vice President or any Assistant Vice President of the Servicer, which list shall include Contracts with an Aggregate Outstanding Contract Balance as of the Initial Cut-Off Date which, when added to the Original Pre-Funded Amount, equals or exceeds the Aggregate Initial Note Principal Balance;

            (b) Secretary's Certificates for each of the Transferors, each of the Issuers, the Servicer and each of the Originators certifying to, and attaching, the following (i) the organizational and governing documents of the respective entity, (ii) resolutions authorizing each such entity to execute, deliver and perform the Transaction Documents to which it is a party and the transactions contemplated thereby and (iii) officially certified good standing certificates for each such entity from their respective states of organization;

            (c) Copies of the duly executed Financing Statements with respect to the Contracts, in accordance with the Filing Requirements, duly prepared for filing;

            (d) A certificate listing the Servicing Officers as of the Closing Date;

            (e)   Executed originals of each of the Transaction Documents;

            (f) A Custody Receipt, duly executed by the Custodian, with respect to the Contract File for each Initial Contract on the List of Initial Contracts;

            (g)   A Trustee Certification, duly executed by the Indenture
Trustee;

            (h)   All Necessary Consents;

            (i)         (A) A letter from Moody's that it has assigned a rating
                  of (1) "Aaa" to the Class A Notes, (2) "Aa3" to the Class B1 Notes, (3) "Aa3" to the Class B2 Notes, (4) "A3" to the Class C Notes, (5) "Baa3" to the Class D Notes, (6) "Ba2" to the Class E Notes and (7) B1 to the Class F Notes;

                        (B) A letter from S&P that it has assigned a rating of
                  "AAA" to the Class A Notes; and

                        (C) A letter from Fitch that it has assigned a rating of
                  (1) "AAA" to the Class A Notes, (2) "AA" to the Class B1 Notes, (3) "AA" to the Class B2 Notes, (4) "A" to the Class C Notes, (5) "BBB" to the Class D Notes and (6) "BB" to the Class E Notes;

            (j) Opinions of Counsel to the Originators, the Servicer, the Transferors and the Issuers, in form and substance reasonably acceptable to the Indenture Trustee and the Noteholders, covering such matters as the Indenture Trustee and the Noteholders may reasonably request, including, without limitation, customary opinions concerning non-consolidation, true sale, security interest, federal tax and general corporate matters.

            Section 2.04 Acceptance by Indenture Trustee. The Indenture Trustee acknowledges its acceptance, simultaneously with the execution and delivery of this Indenture, of all right, title and interest in and to the Pledged Property on behalf of the Noteholders and declares that the Indenture Trustee holds and will hold such right, title and interest for the benefit of all present and future Noteholders for the use and purpose and subject to the terms and provisions of this Indenture. The Issuers hereby (a) appoint the Indenture Trustee as each of the Issuer's agent and attorney-in-fact with all power independently to enforce all of its rights against the Originators, the Servicer and the Transferors hereunder, under the Receivables Transfer Agreement and under the Servicing Agreement, as applicable, and (b) directs the Indenture Trustee to enforce such rights upon the failure of the Issuers or the Servicer, respectively, to do so in accordance with the Receivables Transfer Agreement and the Servicing Agreement, as applicable. The Indenture Trustee hereby accepts such appointment and agrees to enforce such rights in accordance with the foregoing.

            Section 2.05 Liabilities of the Issuers and Parties to this Indenture; Limitations Thereon. (a) Except as otherwise expressly provided herein, the obligations evidenced by the Notes provide recourse only to the Pledged Property and provide no recourse against the Originators, the Transferors, the Servicer, the Indenture Trustee or the Custodian.

            (b) Neither the Originators, the Issuers, the Transferors, the Servicer, the Custodian nor any other Person shall be liable to the Indenture Trustee or the Noteholders, except as provided in the Transaction Documents. Without limiting the generality of the foregoing, if any Obligor fails to pay any Scheduled Payment, Final Scheduled Payment or other amounts due under a Contract, then neither the Indenture Trustee, nor the Noteholders will have any recourse against the Originators, the Servicer, the Issuers or the Transferors for such Scheduled Payment, Final Scheduled Payment, other amounts due under the Contract or any losses, damages, claims, liabilities or expenses incurred by the Indenture Trustee or any Noteholder as a direct or indirect result thereof, except as may be provided for in the Transaction Documents.

            (c) In the event of a default by an Obligor under the terms of a Contract, which default is not cured within any applicable cure period set forth in such Contract, the Indenture Trustee and the Noteholders shall be expressly limited to the sources of payment specified herein. In addition, the Indenture Trustee shall have the right to exercise the rights of each of the Originators, as applicable, under the Contracts, the Insurance Policies and any document in any Contract File in the name of the Indenture Trustee and the Noteholders, either directly or through the Servicer as agent, and the Indenture Trustee is hereby directed by the Issuers to exercise such rights; provided, however, that the Indenture Trustee shall not be required to take any action pursuant to this
Section 2.05(c) except upon written instructions from the Servicer or the Majority Holders, if, in the judgment of the Majority Holders, the Servicer is otherwise unable to enforce such rights on behalf of the Indenture Trustee or unless a Servicer Termination Event has occurred and is continuing. The parties hereby agree that a carbon, photographic or other reproduction of this Indenture or any financing statement shall be sufficient as a financing statement in any State.

            (d) The pledge of the Pledged Property by the Issuers pursuant to this Indenture does not constitute and is not intended to result in an assumption by the Indenture Trustee, the Issuers or any Noteholder of any obligation (except for the obligation not to disturb an Obligor's right of quiet enjoyment) of the Originators or the Servicer to any Obligor or other Person in connection with the Equipment, other collateral, the Contracts, the Insurance Policies or any document in the Contract Files.

            Section 2.06 Intended Tax Characterization. The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Notes will constitute indebtedness. Further, each party hereto and each Noteholder (by receiving and holding a Note), hereby covenants to every other party hereto and to every other Noteholder to treat the Notes as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take, or participate in the taking of or permit to be taken, any action that is inconsistent with the treatment of the Notes as indebtedness for tax purposes unless otherwise directed by law, rule or regulation or order of any Governmental Authority. All successors and assigns of the parties hereto shall be bound by the provisions hereof.

            Section 2.07 Treasury Securities. In determining whether the Noteholders of the required outstanding principal balance of the Notes have concurred in any direction, waiver or consent, Notes owned by either of the Originators, the Servicer, any of the Transferors, either of the Issuers, any other obligor upon the Notes or an Affiliate of either of the Originators shall be considered as though not outstanding.

                                  ARTICLE III

          ACCOUNTS; ALLOCATION AND APPLICATION OF THE PLEDGED PROPERTY

            Section 3.01 Collection Account. (a) The Servicer shall establish and maintain with the Indenture Trustee the Collection Account for the benefit of the Noteholders as an Eligible Bank Account, in the name of "HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1 LLC II Equipment Contract Backed Notes, Series 2000-1 Collection Account, in trust for the registered holders of Equipment Contract Backed Notes, Series 2000-1." The Collection Account shall be a segregated, non-interest bearing trust account. The Servicer shall establish two sub-accounts of the Collections Account, Collection Sub-Account A and Collection Sub-Account B. The Servicer shall deposit all Collections received in respect of Contracts held by LLC I into Collection Sub-Account A and all Collections received in respect of Contracts held by LLC II into Collection Sub-Account B. The

Indenture Trustee shall make withdrawals from the Collection Account only as provided in this Indenture in amounts specified in a written direction of the Servicer, unless an Event of Default shall have occurred and be continuing, in which event the Indenture Trustee shall withdraw amounts and apply funds therefrom as provided by Article VIII hereof. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders.

            (b) At the times indicated in this Section 3.01(b) or in Section 3.01(c) below, the following amounts (net of Excluded Amounts and the Custodian
Fee) shall be deposited in the Collection Account in immediately available funds:

                  (i) The Servicer shall deposit or cause to be deposited the aggregate amount of Collections;

                  (ii) The Servicer shall deposit the aggregate Servicer Advances payable pursuant to Section 4.03 of the Servicing Agreement;

                  (iii) The Servicer shall deposit any Purchase Amounts payable by it or by the Originator pursuant to Section 4.01 hereof;

                  (iv) Investment Earnings (excluding Pre-Funding Earnings and Capitalized Interest Earnings), as described in Section 3.03(a) hereof;

                  (v) The Indenture Trustee shall transfer from the Capitalized Interest Account the Capitalized Interest Requirement, if any, with respect to each Payment Date occurring during the Pre-Funding Period; and

                  (vi) The Indenture Trustee shall transfer from the Reserve Account and the Residual Payment Account the amounts required pursuant to Sections 3.05 and 3.06 hereof, respectively.

            (c) The Servicer shall so transfer the aggregate amount of Collections into Collection Sub-Account A and Collection Sub-Account B, as applicable, no later than two Business Days after the earlier of receipt of such amounts in the Lockbox Account or the Servicer's receipt of such amount. The Servicer shall so deposit into Collection Sub-Account A and Collection Sub-Account B, as applicable, the aggregate amount of Servicer Advances no later than the Determination Date immediately preceding each Payment Date. Except as otherwise expressly set forth in this Indenture, any other deposits and transfers of funds to be made pursuant to this Section 3.01 shall be made no later than the third Business Day immediately preceding the related Payment Date.

            Notwithstanding the foregoing, the Servicer may deduct from amounts otherwise payable to the Collection Account amounts previously deposited by the Servicer into the Collection Account but (i) subsequently uncollectable as a result of dishonor of the instrument of payment for or on behalf of the Obligor or (ii) later determined to have resulted from mistaken deposits, including mistaken deposits of Excluded Amounts.

            Section 3.02 Pre-Funding Account and Capitalized Interest Account.
(a) The Indenture Trustee shall establish and maintain the Pre-Funding Account as one or more segregated, non-interest bearing trust accounts in the name of "Equipment Contract Backed Notes, Series 2000-1 Pre-Funding Account, in trust for the registered holders of Equipment Contract Backed Notes, Series 2000-1." The Indenture Trustee will make or permit withdrawals from the Pre-Funding Account only as provided in this Indenture in amounts specified in a written direction of the Servicer. On the Closing Date, the Indenture Trustee will deposit from the proceeds of the sale of the Notes, the Original Pre-Funded Amount in the Pre-Funding Account. At least one Business Day prior to each Subsequent Transfer Date, the Servicer, on behalf of LLC I or LLC II, as the case may be, shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account and release to LLC II an amount equal to the aggregate Discounted Contract Balance (in the case of Contracts which are not Revolving Loans) and Outstanding Revolver Balance (in the case of Revolving Loans) of the Subsequent Contracts to be transferred to LLC II as of the Subsequent Cut-Off Date upon satisfaction of each of the conditions set forth in Section 2.02 of the Receivables Transfer Agreement with respect to the transfer of Subsequent Contracts to LLC II. In addition, on or prior to each Payment Date, all Pre-Funding Earnings with respect to such Payment Date shall be transferred to the Capitalized Interest Account prior to the withdrawal of the Capitalized Interest Requirement from the Capitalized Interest Account. Any amount remaining on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, less any undistributed Pre-Funding Earnings, shall be distributed by the Indenture Trustee on the Payment Date immediately following the end of the Pre-Funding Period to the Noteholders as a prepayment of principal in accordance with
Section 3.04(b). In the event of such prepayment, the Indenture Trustee shall notify the Luxembourg Paying and Transfer Agent of such prepayment and request the Luxembourg Paying and Transfer Agent to publish a notice of such prepayment in the Luxemberger Wort. In the event the Luxemberger Wort is unavailable, the Indenture Trustee shall request the Luxembourg Paying and Transfer Agent to publish such notice in another newspaper of general circulation in Luxembourg.

            (b) The Indenture Trustee shall establish and maintain the Capitalized Interest Account as one or more segregated, non-interest bearing trust accounts in the name of "HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1 LLC II Equipment Contract Backed Notes, Series 2000-1 Capitalized Interest Account, in trust for the registered holders of Equipment Contract Backed Notes, Series 2000-1." The Indenture Trustee shall make or permit withdrawals from the Capitalized Interest Account only as provided in this Indenture in amounts specified in a written direction of the Servicer. On the Closing Date, the Indenture Trustee will deposit from the proceeds of the sale of the Notes, the Capitalized Interest Account Deposit in the Capitalized Interest Account. On each Payment Date occurring during the Pre-Funding Period only, the Indenture Trustee shall transfer from the Capitalized Interest Account into the Collection Account the Capitalized Interest Requirement, if any, for such Payment Date. If on any Payment Date the amount on deposit in the Capitalized Interest Account exceeds the Capitalized Interest Required Reserve Amount, the Indenture Trustee will distribute such excess to the Issuers in accordance with their respective percentage ownership interests of the Contracts, as specified in the Monthly Statement. Any amount remaining on deposit in the Capitalized Interest Account on the Payment Date immediately following the end of the Pre-Funding Period (after taking into account any transfer to be made from the Capitalized Interest Account into the Collection Account on such Payment Date) shall be released by the

Indenture Trustee to the Issuers in accordance with their respective percentage ownership interests of the Contracts, and the Capitalized Interest Account shall thereafter be closed.

            Section 3.03 Investment of Monies Held in the Accounts; Subaccounts.
(a) The Servicer shall direct the Indenture Trustee in writing to invest the amounts in each Account in Eligible Investments that mature not later than the earlier of (i) the Business Day immediately preceding the next Payment Date following the investment of such amounts or (ii) the day on which funds are required to be transferred from such Account to the Collection Account in respect of such Payment Date. Eligible Investments shall not be sold or disposed of prior to their maturities. Investment Earnings on amounts held in the Collection Account shall be deposited in the Collection Account as earned and any losses shall be debited thereto.

            (b) The Indenture Trustee and the Servicer may, from time to time and in connection with the administration of any Account, establish and maintain with the Indenture Trustee one or more sub-accounts of any of the Accounts, including Collection Sub-Account A and Collection Sub-Account B.

            (c) Any investment of funds in the Accounts shall be made in Eligible Investments held by a financial institution in accordance with the following requirements:

                  (vii) all Eligible Investments shall be held in an account with such financial institution in the name of the Indenture Trustee;

                  (viii) all Eligible Investments held in such accounts shall be delivered to the Indenture Trustee in the following manner:

                        (A) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105 (1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transferred to the Indenture Trustee by physical delivery to the Indenture Trustee, indorsed to, or registered in the name of, the Indenture Trustee or its nominee or indorsed in blank; or such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Eligible Investments to the Indenture Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                        (B) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transferred:

                              (1) by physical delivery of such certificated security to the Indenture Trustee), provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the mane of, the Indenture Trustee or endorsed in blank;

                              (2) by physical delivery of such certificated security in registered form to a "securities intermediary" (as defined in

                        Section 8-102(a)(14) of the UCC acting on behalf of the Indenture Trustee if the certificated security has been specially indorsed to the Indenture Trustee by an effective endorsement.

                        (C) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee of the purchase by the securities intermediary on behalf of the Indenture Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Indenture Trustee; or such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Eligible Investments to the Indenture Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                        (D) with respect to any "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) that is not governed by clause (C) above, transferred:

                              (1)   (A)  by registration to the Indenture
                        Trustee as the registered owner thereof, on the books and records of the issuer thereof, or

                                    (B)   by registration to another Person (not
                              a securities intermediary) that either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having become the registered owner, acknowledges that it holds for the Indenture Trustee; or

                              (2) by the issuer thereof having agreed that it will comply with instructions originated by the Indenture Trustee without further consent of the registered owner thereof;

                        (E) with respect to any "security entitlement" (as defined in Section 8-102(a)(17) of the UCC):

                              (1)   if a securities intermediary

                                    (A)   indicates by book-entry that a
                              "financial asset" (as defined in Section
                              8-102(a)(9) of the UCC) has been credited to the Indenture Trustee's "securities account" (as defined in Section 8-501(a) of the UCC),

                                    (B)   receives a financial asset (as so
                              defined) from the Indenture Trustee or acquires a financial asset for the Indenture Trustee, and in either case, accepts it for credit to the Indenture Trustee's securities account (as so defined),

                                    (C)   becomes obligated under other law,
                              regulation or rule to credit a financial asset to the Indenture Trustee's securities account, or

                                    (D)   has agreed that it will comply with
                              "entitlements orders" (as defined in Section
                              8-102(a)(8) of the UCC) originated by the Indenture Trustee, without further consent by the "entitlement holder" (as defined in Section 8.102(a)(7) of the UCC), and

                              (2) such financial asset either is such Eligible Investment or a security entitlement evidencing a claim thereto; and

                        (F) in each case of delivery contemplated pursuant to clauses (A) through (E) of subsection (ii) hereof, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Eligible Investment is held in trust pursuant to and as provided in this Indenture.

Any cash held by the Indenture Trustee shall not be considered a "financial asset" for purposes of this Section 3.03(c). Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner with complies with this Section 3.03

            Section 3.04 Disbursements From Collection Account. (a) On each Payment Date, unless a Restricting Event of which a Responsible Officer of the Indenture Trustee has actual knowledge, has occurred and is continuing, and prior to the declaration of an Event of Default hereunder, the Indenture Trustee shall pay from Available Funds then on deposit in Collection Sub-Account A until all such funds have been exhausted and then from Collection Sub-Account B, with respect to the related Collection Period, as indicated on the Monthly Statement, as applicable, to the Persons to which such money is then due, calculated on the basis of and in accordance with the Monthly Statement for the related Collection Period; provided, however, that in the event the Servicer fails to deliver a Monthly Statement by a Payment Date the Indenture Trustee shall, nevertheless, in accordance with the priorities set forth in Section 3.04(b), pay interest on each Class of Notes from the sources of funding set forth herein, in each case in an amount with respect to each Class equal to the product of (i) one-twelfth (or, with respect to the initial Payment Date, a fraction the numerator of which is the actual number of days elapsed from and including the Closing Date, and the denominator of which is 360), (ii) the related Note Rate and (iii) the related Note Principal Balance, as reflected on the Monthly Statement most recently delivered by the Servicer (net of any principal payments in respect thereof on the immediately preceding Payment Date). After the declaration of an Event of Default hereunder, the Indenture Trustee shall distribute Available Funds in accordance with Section 8.07 hereof.

            (b) (I) On each Payment Date (unless a Restricting Event or an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge, has occurred and is continuing), the Indenture Trustee shall pay from Available Funds then on deposit in the Collection Sub-Account A until all such funds have been exhausted and then from Collection Sub-Account B, with respect to the related Collection Period to the following Persons, in the following order of priority, in accordance with the Monthly Statement:

                  (i) to the Indenture Trustee, the Indenture Trustee Fees then due, together with any Indenture Trustee Fees from prior Collection Periods, and any reasonable out-of-pocket expenses due and owing to the Indenture Trustee;

                  (ii) to the Back-up Servicer, the Back-up Servicer Fee then due, together with any accrued and unpaid Back-up Servicer Fees from prior Collection Periods and any other amounts due and owing to the Back-up Servicer;

                  (iii) to the Servicer, the Servicer Fee then due, together with any accrued and unpaid Servicer Fees from prior Collection Periods and any unreimbursed Servicer Advances (other than Servicer Advances for the related Collection Period);

                  (iv)  to the Swap Counterparty, the Issuers Swap Payment;

                  (v) to the Class A Noteholders, the Note Interest due on the Class A Notes;

                  (vi) to the Class B Noteholders, the Note Interest due on the Class B Notes;

                  (vii) to the Class C Noteholders, the Note Interest due on the Class C Notes;

                  (viii) to the Class D Noteholders, the Note Interest due on the Class D Notes;

                  (ix) to the Class E Noteholders, the Note Interest due on the Class E Notes;

                  (x) to the Class F Noteholders, the Note Interest due on the Class F Notes;

                  (xi) to the VFN Noteholders, the Note Interest due on the VFN Notes;

                  (xii) to the VFN Noteholders, the Note Principal Amount of the VFN Notes;

                  (xiii) to the Class A Noteholders, the Principal Amount of the Class A Notes;

                  (xiv) to the Class B Noteholders, the Principal Amount of the Class B Notes;

                  (xv) to the Class C Noteholders, the Principal Amount of the Class C Notes;

                  (xvi) to the Class D Noteholders, the Principal Amount of the Class D Notes;

                  (xvii) to the Class E Noteholders, the Principal Amount of the Class E Notes;

                  (xviii) to the Class F Noteholders, the Principal Amount of the Class F Notes;

                  (xix) to the Class A Noteholders, Additional Principal, if any, as an additional reduction of principal until the Note Principal Balance on all of the Class A Notes has been reduced to zero; then to the Class B Noteholders, Additional Principal, if any, as an additional reduction of principal, until the Note Principal Balance of the Class B Notes has been reduced to zero; then to the Class C Noteholders, Additional Principal, if any, as an additional reduction of principal, until the Note Principal Balance of the Class C Notes has been reduced to zero; then to the Class D Noteholders, Additional Principal, if any, as an additional reduction of principal, until the Note Principal Balance of the Class D Notes has been reduced to zero; then to the Class E Noteholders, Additional Principal, if any, as an additional reduction of principal, until the Note Principal Balance of the Class E Notes has been reduced to zero; and then to the Class F Noteholders, Additional Principal, if any, as an additional reduction of principal until the Note Principal Balance of the Class F Notes has been reduced to zero;

                  (xx) to the Reserve Account, the amount necessary to maintain the amount on deposit therein (after giving effect to all withdrawals from the Reserve Account on such date) at the Requisite Amount for such Payment Date; and

                  (xxi) to the Indenture Trustee, to the extent not paid pursuant to clause (i) above, any other amounts due and owing to the Indenture Trustee;

                  (xxii) to the Back-up Servicer, to the extent not paid pursuant to clause (ii) above, any other amounts due and owing to the Back-up Servicer;

                  (xxiii) to the Servicer, to the extent not paid pursuant to clause (iii) above, any other amounts due and owing to the Servicer;

                  (xxiv) to the Swap Counterparty, any amounts relating to Swap Termination Payments; and

                  (xxv) to the Issuers, any remaining amounts, pro rata, in accordance with their respective percentage ownership interest of the Contracts.

            (II) On each Payment Date after a Restricting Event has occurred and is continuing, the Indenture Trustee shall pay from the Available Funds then on deposit in Collection Sub-Account A until all such funds have been exhausted and then from the Available Funds then on deposit in Collection Sub-Account B, in the following order of priority, in accordance with the Monthly Statement:

                  (i) to the Indenture Trustee, the Indenture Trustee Fees then due, together with any Indenture Trustee Fees from prior Collection periods and any reasonable out-of-pocket expenses due and owing to the Indenture Trustee;

                  (ii) to the Back-up Servicer, the Back-up Servicer Fee then due, together with any accrued and unpaid Back-up Servicer Fees from prior Collection Periods and any other amounts due and owing to the Back-up Servicer;

                  (iii) to the Servicer, the Servicer Fee then due, together with any accrued and unpaid Servicer Fees from prior Collection Periods and any unreimbursed Servicer Advances (other than Servicer Advances from the related Collection Period);

                  (iv)  to the Swap Counterparty, the Issuers Swap Payment;

                  (v) to the Class A Noteholders, the Note Interest due on the Class A Notes;

                  (vi) to the Class B Noteholders, the Note Interest due on the Class B Notes;

                  (vii) to the Class C Noteholders, the Note Interest due on the Class C Notes;

                  (viii) to the Class D Noteholders, the Note Interest due on the Class D Notes;

                  (ix) to the Class E Noteholders, the Note Interest due on the Class E Notes;

                  (x) to the Class F Noteholders, the Note Interest due on the Class F Notes;

                  (xi) to the Class VFN Noteholders, the Note Interest due on the Class VFN Notes;

                  (xii) to the Class A Noteholders, the Base Principal Amount until the Note Principal Balance of the Class A Notes is reduced to zero;

                  (xiii) to the Class B Noteholders, the Base Principal Amount until the Note Principal Balance of the Class B Notes is reduced to zero;

                  (xiv) to the Class C Noteholders, the Base Principal Amount until the Note Principal Balance of the Class C Notes is reduced to zero;

                  (xv) to the Class D Noteholders, the Base Principal Amount until the Note Principal Balance of the Class D Notes is reduced to zero;

                  (xvi) to the Class E Noteholders, the Base Principal Amount until the Note Principal Balance of the Class E Notes is reduced to zero;

                  (xvii)to the Class F Noteholders and the VFN Noteholders, pro rata, in accordance with their respective Class Percentage Interests of the aggregate Note Principal Balance, the base Principal Amount until the Note Principal Balance of the Class F Notes and the VFN Notes is reduced to zero;

                  (xviii) to the Reserve Account, the amount necessary to maintain the amount on deposit therein (after giving effect to all withdrawals from the Reserve Account on such date) at the Requisite Amount for such Payment Date; and

                  (xix) to the Indenture Trustee, to the extent not paid pursuant to clause (i) above, any other amounts due and owing to the Indenture Trustee;

                  (xx) to the Back-up Servicer, to the extent not paid pursuant to clause (ii) above, any other amounts due and owing to the Back-up Servicer;

                  (xxi) to the Servicer, to the extent not paid pursuant to clause (iii) above, any other amounts due and owing to the Servicer;

                  (xxii) to the Swap Counterparty, any amounts relating to Swap Termination Payments; and

                  (xxiii) to the Issuers, any remaining amounts, pro rata, in accordance with their respective percentage ownership interest of the Contracts.

            (c) All payments to Noteholders shall be made on each Payment Date to each Noteholder of record on the related Record Date by check, or, if requested by such Noteholder, by wire transfer of immediately available funds to the account designated in writing in the form of Exhibit A hereto (or such other account as the Noteholder may designate in writing) delivered to the Indenture Trustee on or prior to the related Determination Date in amounts equal to such Noteholder's pro rata share (based on the Percentage Interest of such Noteholder in the related Class of Notes) of the payment in respect of such Class of Notes.

            Section 3.05 Reserve Account. (a) The Indenture Trustee shall establish and maintain the Reserve Account as one or more segregated, non-interest bearing, trust accounts in the name of "HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1 LLC II Equipment Contract Backed Notes, Series 2000-1 Reserve Account, in trust for the registered holders of Equipment Contract Backed Notes, Series 2000-1." The Indenture Trustee shall make or permit withdrawals from the Reserve Account only as provided in this Indenture in amounts specified in a written direction of the Servicer. On the Closing Date, the Indenture Trustee shall deposit from the proceeds of the sale of the Notes, the Initial Reserve Account Deposit into the Reserve Account. In addition, on or prior to each Payment Date, all Reserve Account Earnings shall be deposited in the Reserve Account prior to making any withdrawals from the Reserve Account on each Payment Date.

            (b) On each Payment Date, the amount on deposit in the Reserve Account shall be withdrawn by the Indenture Trustee after funds on deposit in the Residual Payment Account on such Payment Date have been exhausted, to the extent necessary, to fund any deficiencies in the amounts to be distributed pursuant to Section 3.04(b)(I)(v) - (xix) and 3.04(b)(II)(v) - (xvii), in that order of priority, but only after first exhausting the amounts on deposit in the Residual Payment Account on such Payment Date. The Indenture Trustee shall withdraw such amounts from the Reserve Account and deposit such amounts in the Collection Account.

            (c) On each Payment Date, following the payment in full of all Required Distributions, the remaining Available Funds, if any, shall be deposited in the Reserve Account in the amount necessary to maintain the amount on deposit in the Reserve Account at the Requisite Amount with respect to such Payment Date. On any Payment Date, if the amount on deposit in the Reserve Account (after giving effect to any withdrawals therefrom on such Payment Date in accordance with the foregoing) is in excess of the Requisite Amount with respect to such Payment Date, such excess shall be released to the Issuers in accordance with their respective percentage ownership interests in the Contracts, unless a Restricting Event or an Event of Default has occurred and is continuing, in which case such excess will be retained in the Reserve Account. On the Payment Date on which the Note Principal Balance of each class of Notes has been paid in full, the amount remaining on deposit in the Reserve Account shall be released to the Issuers in accordance with their respective percentage ownership interests in the Contracts.

            Section 3.06 Residual Payment Account.

            (a) The Indenture Trustee shall establish and maintain the Residual Payment Account as one or more segregated, non-interest bearing, trust accounts in the name of "HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1 LLC II Equipment Contract Backed Notes, Series 2000-1 Residual Payment Account, in trust for the registered holders of Equipment Contract Backed Notes, Series 2000-1." On each Payment

Date, prior to making the distribution pursuant to Section 3.04(b), the Indenture Trustee shall withdraw from the amounts on deposit in the Residual Payment Account to the extent necessary to fund any deficiencies (other than deficiencies resulting from Revolving Loan Fundings) in the amounts to be distributed pursuant to Section 3.04(b)(I)(i) - (xx) and 3.04(b)(II)(i) - (xix), and described therein, and deposit such amounts in Collection Sub-Account A to the extent such deficiencies are in respect of Contracts held by LLC I, and Collection Sub-Account B to the extent such deficiencies are in respect of Contracts held by LLC II.

            (b) If, on the Payment Date occurring in June 2002, June 2003, June 2004 and June 2005, the ratio of (i) the Aggregate Outstanding Contract Balance of all Contracts which became Defaulted Contracts since the Closing Date to (ii) the sum of (A) the Aggregate Outstanding Contract Balance as of the Initial Cut-Off Date and (B) the amount deposited into the Pre-Funding Account on the Closing Date is less than 0.82%, 1.45%, 2.10% or 2.35%, then 30.00%, 20.00%, 10.00% and 10.00%, respectively, of the amounts on deposit in the Residual Payment Account will be released to LLC II. On the Payment Date on which the Note Principal Balance and Note Interest with respect to all Classes of Notes has been paid in full, the amount remaining on deposit in the Residual Payment Account shall be released to the Issuers in accordance with their respective percentage ownership interests in the Contracts.

            Section 3.07 Statements to Noteholders. (a) If the Servicer has delivered the Monthly Statement to the Indenture Trustee on the preceding Determination Date in accordance with Section 4.08 of the Servicing Agreement, then on each Payment Date, the Indenture Trustee will deliver to the Noteholders, the Initial Purchaser and the Rating Agencies (and so long as the Class A, Class B1, Class B2, Class C and Class D Notes are listed on the Luxembourg Stock Exchange, to the Luxembourg Paying and Transfer Agent, and with respect to item (iv) below, the Luxembourg Paying and Transfer Agent with instructions to provide same to the Luxembourg Stock Exchange) a statement (which statement will be prepared by the Servicer not later than such preceding Determination Date and may be included in the Monthly Statement) setting forth the following information (per $1,000 of the Initial Note Principal Balance of the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes (as the case may be) as to (i) and (ii) below):

                  (i) With respect to a statement to any Noteholder, the amount of each payment allocable to such Noteholder's Percentage Interest of the Class A, Class B1, Class B2, Class C, Class D, Class E, Class F or VFN Note Base Principal Distribution Amount and Class A, Class B1, Class B2, Class C, Class D, Class E, Class F and VFN Note Overdue Principal, as applicable;

                  (ii) With respect to a statement to any Noteholder, the amount of each payment allocable to such Noteholder's Percentage Interest of Class A, Class B1, Class B2, Class C, Class D, Class E, Class F or VFN Note Current Interest and Class A, Class B1, Class B2, Class C, Class D, Class E, Class F and VFN Note Overdue Interest, as applicable;

                  (iii) The aggregate amount of fees and compensation received by the Servicer pursuant to Section 3.04(b) hereof for the related Collection Period;

                  (iv) The aggregate Note Principal Balance of the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes, the Note Factor for the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes, the Pool Factor, the Aggregate Discounted Contract Balance, after taking into account all distributions made on such Payment Date, the Outstanding Revolver Balance, after taking into account all distributions made on such Payment Date and the Aggregate Outstanding Contract Balance, after taking into account all distributions made on such Payment Date;

                  (v) The total unreimbursed Servicer Advances with respect to the related Collection Period;

                  (vi) The amount of Liquidation Proceeds for the related Collection Period and the amount of Liquidation Proceeds cumulatively since the Initial Cut-Off Date, the Aggregate Discounted Contract Balance for all Contracts (other than Revolving Loans) that became 90-Day Delinquent Contracts or Defaulted Contracts during the related Collection Period, the Aggregate Discounted Contract Balance for all Contracts (other than Revolving Loans) that became and remain Defaulted Contracts since the Initial Cut-Off Date, the aggregate Outstanding Revolver Balance for all Contracts which are Revolving Loans that became 90-Day Delinquent Contracts or Defaulted Contracts during the related Collection Period and the aggregate Outstanding Revolver Balance for all Contracts which are Revolving Loans that became and remain Defaulted Contracts since the Initial Cut-Off Date;

                  (vii) The total number of Contracts (other than Revolving Loans) and the Aggregate Outstanding Contract Balance thereof, together with the number and Aggregate Outstanding Contract Balance of all Contracts (other than Revolving Loans) as to which the Obligors, as of the related Calculation Date, have missed one, two, three or four Scheduled Payments (including Final Scheduled Payments), and 90-Day Delinquent Contracts and Defaulted Contracts (which are not Revolving Loans), reconveyed to the Originators;

                  (viii)The total number of Contracts which are Revolving Loans and the aggregate Outstanding Revolver Balance thereof, together with the number and Aggregate Outstanding Revolver Balance of all Contracts which are Revolving Loans as to which the Obligors, as of the related Calculation Date, have missed one, two, three or four Scheduled Payments (including Final Scheduled Payments), and 90-Day Delinquent Contracts and Defaulted Contracts, reconveyed to the Originators;

                  (ix) The amount on deposit in the Pre-Funding Account, the Capitalized Interest Account, the Residual Payment Account and the Reserve Account, in each case, after giving effect to all payments made on such Payment Date;

                  (x) The Delinquency Trigger Ratio and the Defaulted Contract Trigger Ratio; and

                  (xi)  The Overcollateralization Balance.

            (b) By January 31 of each calendar year, commencing January 31, 2001, or as otherwise required by applicable law, the Indenture Trustee shall furnish to each Person who at any time during the immediately preceding calendar year was a Noteholder a statement prepared by the Servicer, and delivered to the Indenture Trustee, containing the applicable aggregate amounts paid to such Noteholder for such calendar year or, in the event such Person was a Noteholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's preparation of federal income tax returns. In addition to the foregoing the Servicer and the Indenture Trustee (to the extent the Servicer has provided the necessary information to the Indenture Trustee) shall make available to Noteholders any other information provided to the Servicer or the Indenture Trustee or otherwise in the Indenture Trustee's possession reasonably requested by Noteholders in connection with tax matters.

            (c) The Indenture Trustee shall promptly send to each Noteholder, the Initial Purchaser and to the Rating Agencies in writing:

                  (i) Notice of any breach by the Transferors, the Issuers, the Originators or the Servicer of any of their respective representations, warranties and covenants made in any of the Transaction Documents, of which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice;

                  (ii) A copy of each Servicer annual compliance statement delivered to the Indenture Trustee pursuant to Section 4.09 of the Servicing Agreement;

                  (iii) Notice of any breach by the Indenture Trustee of its representations and warranties set forth in Section 7.16 hereof of which a Responsible Officer has actual knowledge or received written notice;

                  (iv) Notice of the occurrence of any Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice;

                  (v) Notice of any Event of Servicing Termination or any default under any of the Transaction Documents of which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice; and

                  (vi) Notice of the resignation or removal of the Indenture Trustee.

Except as may be specifically provided herein, the Indenture Trustee shall have no obligation to seek to obtain any such information.

            Section 3.08 Compliance With Withholding Requirements. Notwithstanding any other provisions of this Indenture, the Indenture Trustee, as paying agent for and on behalf of, and at the direction of the Servicer, shall comply with all federal withholding requirements respecting payments (or advances thereof) to Noteholders as may be applicable to instruments constituting indebtedness for federal income tax purposes. Any amounts so withheld shall be treated as having been paid to the related Noteholder for all purposes of this Indenture. In no event shall the consent of Noteholders be required for any withholding.

            Section 3.09 Purchases of Future Fundings on Revolving Loans. In the event that after the Closing Date, LLC II wishes to purchase Receivables generated by ACFC in respect of Revolving Loans then owned by LLC II, LLC II may upon one Business Day's prior written notice (which notice shall set forth the related Subsequent Revolver Transfer Date) to the Indenture Trustee, request to pledge such Receivables to the Indenture Trustee for the benefit of the Noteholders. If, on such Subsequent Revolver Transfer Date, the amount on deposit in Collection Sub-Account B, when combined with the amount on deposit in Collection Sub-Account A, is greater than the Required Distribution Amount for the next Payment Date, then, in consideration for the pledge of such Receivable, the Indenture Trustee shall withdraw from Collection Sub-Account B, an amount equal to the Outstanding Revolver Balance in respect of such Receivable (the "Subsequent Revolver Purchase Price"), and transfer such amount to LLC II, but only if such Subsequent Revolver Purchase Price does not exceed an amount equal to the excess of the aggregate amount on deposit in the Collection Account over the Required Distribution Amount for such next Payment Date. If, on the Business Day prior to the Subsequent Revolver Transfer Date, the Indenture Trustee determines that amounts on deposit in Collection Sub-Account B are insufficient to execute such pledge in accordance with the immediately preceding sentence, the Indenture Trustee shall, on such day, provide written notice to the VFN Noteholder and the Servicer indicating the amount of the deficiency that would result if such pledge is executed. The VFN Noteholder, after receipt of such notice, shall, either (i) instruct the Indenture Trustee to not execute such pledge (the absence of which instruction on or prior to the related Subsequent Revolver Transfer Date shall be deemed to be such instruction) or (ii) instruct the Indenture Trustee to execute such pledge and deposit the amount of any such deficiency in Collection Sub-Account B on such Subsequent Revolver Transfer Date, up to the amount of such Subsequent Revolver Purchase Price.

                                   ARTICLE IV

                        REMOVAL OF NON-CONFORMING PLEDGED
                       PROPERTY; SUBSTITUTION OF CONTRACTS

            Section 4.01 Removal of Non-Conforming Pledged Property. (a) Upon discovery by any Issuer, any Originator, the Servicer (or any of its successors or assigns) or in the case of the Indenture Trustee, upon actual knowledge of a Responsible Officer of the Indenture Trustee, of a breach of any of the representations or warranties set forth in Section 3.02 of the Receivables Transfer Agreement that materially and adversely affects any Contract, the related Equipment or other collateral or the related Contract File, as the case may be, or if the Servicer fails to cause delivery of evidence of filing or copies of any UCC financing statement or otherwise fails to satisfy the Filing Requirements (any such event, a "Warranty Event"), the party (including any such successor or assign) discovering such breach shall give prompt written notice to the other parties. On or before the first Payment Date following thirty days after its discovery or its receipt of notice of such breach or failure (or, at the Servicer's or the related Originator's election, as applicable, any earlier date), in the event that any such breach or failure has not been cured as of 30 days after discovery or receipt of notice of such breach in all material respects by the related Originator or the Servicer, as the case may be, or waived as of 30 days after discovery or receipt of notice of such breach by the Noteholders that together own Notes with an aggregate Percentage Interest in excess of 66 and 2/3%, the Servicer or the related Originator, as the case may be, shall deposit (or cause to be deposited) in the Collection Account the Purchase Amount with respect to such Contract or replace such Contract with a Substitute Contract pursuant to Section 4.02 hereof.

            (b) The obligation of the Servicer or the Originators, as the case may be, to remove any property from the Pledged Property and to remit the Purchase Amount, as appropriate, with respect to the related Contract as to which a breach has occurred and is continuing shall constitute the sole remedy against the Servicer or the Originators, as the case may be, for such breach available to the Indenture Trustee and the Noteholders, except to the extent that such breach is the result of any fraud or willful misconduct on the part of the Servicer or the Originators, as the case may be.

            Section 4.02 Substitution of Contracts. (a) Subject to the provisions of Sections 4.02(b) through (d) hereof, (i) the Servicer or an Originator may, only in respect of Contracts held by LLC II, substitute one or more Contracts (each a "Substitute Contract"), transfer all of its right, title and interest in the related Substitute Conveyed Assets and terminate the security interest in the related Equipment with respect to any Contract that becomes a 90-Day Delinquent Contract or a Defaulted Contract or is the subject of a Casualty Loss, (ii) the Servicer may substitute one or more Substitute Contracts, transfer all of its right, title and interest in the related Substitute Conveyed Assets and terminate the security interest in the related Equipment with respect to any Contract that is subject to a Full Prepayment, and
(iii) the Servicer or the Originators, as the case may be, may substitute one or more Substitute Contracts, transfer all of its right, title and interest in the related Substitute Conveyed Assets and terminate the security interest in the related Equipment with respect to any Contract that is the subject of a Warranty Event and in respect of which such Substitute Contracts are substituted.

            (b) Each Substitute Contract shall be a Contract (i) with respect to which all of the representations and warranties set forth in Section 3.02 of the Receivables Transfer Agreement were true as of the related Substitute Cut-Off Date and which meets the other criteria set forth in Section 3.03 of the Receivables Transfer Agreement, (ii) which has substantially similar characteristics as the Contract being replaced, and (iii) no Substitute Contract shall be selected by any Originator or the Servicer, as applicable, in a manner that is adverse to the interests of the Noteholders.

            (c) Prior to any substitution pursuant to this Section 4.02, (i) the related Contract File shall have been delivered to the Custodian at least five Business Days prior to such conveyance and the Custodian shall have issued a Custody Receipt with respect to such Contract File and (ii) the Indenture Trustee shall have issued a Trustee Certification and shall have received (A) an executed transfer agreement substantially in the form of Exhibit E hereto, between the Issuers and the Originators, providing for the unconditional sale and transfer of the Substitute Contract and the related Substitute Conveyed Assets by the Originators to the Issuers (such agreement, a "Substitute Transfer Agreement") and (B) the List of Substitute Contracts reflecting such substitution.

            (d) No such substitution under this Section 4.02 shall be permitted on any Substitute Transfer Date if:

                  (i) on a cumulative basis from the Closing Date, the sum of the Discounted Contract Balances (as of the related Substitute Cut-Off
      Date) of such Substitute Contracts which are not Revolving Loans and the Outstanding Revolver Principal Balances (as of the related Substitute Cut-Off Date) of such Substitute Contracts which are Revolving Loans, would exceed ten percent (10%) of the sum of (x) the Aggregate Outstanding Contract Balance as of the Closing Date and (y) the Original Pre-Funded Amount; or

                  (ii) on a cumulative basis from the Closing Date, the sum of the Discounted Contract Balances (as of the related Substitute Cut-Off
      Date) of such Substitute Contracts which are not Revolving Loans and the Outstanding Revolver Balances (as of the related Substitute Cut-Off Date) of such Substitute Contracts which are Revolving Loans, in respect of Contracts substituted pursuant to the Originator's obligation resulting from the occurrence of Warranty Events, would exceed five percent (5%) of the sum of (x) the Aggregate Outstanding Contract Balance as of the Closing Date and (y) the Original Pre-Funded Amount; or

                  (iii) as of the related Substitute Cut-Off Date, the Substitute Contracts then being transferred have a Discounted Contract Balance in the case of Contracts which are not Revolving Loans, or an Outstanding Revolver Balance in the case of Contracts which are Revolving Loans, that is less than the Discounted Contract Balance or the outstanding Revolving Balance, as applicable, of the Contracts being replaced.

            (e) Upon the replacement of a Contract with a Substitute Contract as described above, the security interest of the Indenture Trustee in such replaced Contract, the related Conveyed Assets and all proceeds thereon shall be terminated and the replaced Contract and the related Conveyed Assets shall be released from the lien of this Indenture.

            (f) The Servicer shall promptly deliver notice of any substitution pursuant to this Section 4.02 to the Rating Agencies and the Noteholders.

            Section 4.03 Release of Property from the Pledged Property. (a) The Indenture Trustee when required by the Issuers and the provisions of this Indenture shall execute instruments provided to it in order to release property from the lien of this Indenture, without representation, warranty or recourse, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture and the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article IV shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due the Indenture Trustee hereunder have been paid, release any remaining portion of the Pledged Property that secured the Notes from the lien of this Indenture and release to the Issuers (pro rata in accordance with their respective percentage ownership interests in the

Contracts) or any other Person entitled thereto any funds then on deposit in any of the Accounts and any subaccounts thereof. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 4.03(b) only upon receipt of an Issuers' Request accompanied by an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent to such release as set forth herein have been satisfied.

                                    ARTICLE V

                                    THE NOTES

            Section 5.01 The Notes. (a) The Notes will be issued in denominations of $1,000,000 and multiples of $1,000 in excess thereof (with the exception of one Note of each Class which may be issued in an odd amount) of the Initial Note Principal Balance of the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes, respectively. Each Note shall represent a validly issued and binding obligation of the Issuers, but only if such Note has been executed on behalf of the Issuers by a Responsible Officer of each of the Issuers by manual or facsimile signature and authenticated on behalf of the Indenture Trustee by a Responsible Officer the Indenture Trustee by manual or facsimile signature. Each Note bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Issuers shall be valid and binding obligations, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Note, or did not hold such offices as of the date of such Note. No Note shall be entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears on such Note, a certificate of authentication substantially in the form set forth in the form of the Note of the related Class as an Exhibit hereto, signed by the Indenture Trustee by manual or facsimile signature, and such signature upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. All Temporary Regulation S Class A Notes, shall be substantially in the forms set forth in Exhibit B-1, hereto, all Temporary Regulation S Class B1 Notes shall be substantially in the form set forth in Exhibit B-2 hereto, all Temporary Regulation S Class B2 Notes shall be substantially in the form set forth in Exhibit B-3 hereto, all Temporary Regulation S Class C Notes shall be substantially in the form set forth in Exhibit B-4 hereto, all Temporary Regulation S Class D Notes shall be substantially in the form set forth in Exhibit B-5 hereto, Class A 144A Global Notes, shall be substantially in the forms set forth in Exhibit B-6, hereto, all Class B1 144A Global Notes shall be substantially in the form set forth in Exhibit B-7 hereto, all Class B2 144A Global Notes shall be substantially in the form set forth in Exhibit B-8 hereto, all Class C 144A Global Notes shall be substantially in the form set forth in Exhibit B-9 hereto, all Class D 144A Global Notes shall be substantially in the form set forth in Exhibit B-10 hereto, all Class E Notes shall be substantially in the form set forth in Exhibit B-11 hereto, all Class F Notes shall be substantially in the form set forth in Exhibit B-12 hereto and all VFN Notes shall be substantially in the form set forth in Exhibit B-13 hereto. Each Note shall be dated the date of its authentication. Neither the Notes, nor the Contracts are insured by the Federal Deposit Insurance Corporation or any other governmental agency.

            (b) No transfer of any Note shall be made unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act or qualification under any state securities laws. By acceptance of its Note, the transferee of any Class A Note, Class B1 Note, Class B2 Note, Class C Note, Class D Note, Class E Note, Class F Note or VFN Note will be deemed to have represented that such transfer was made in reliance on Rule 144A under the Securities Act. If a transfer of any, Class E Note, Class F Note or VFN Note is to be made in reliance upon an exemption from the 1933 Act and applicable state securities laws, the Indenture Trustee shall require, in order to assure compliance with the 1933 Act, that the Holder desiring to effect such transfer and such Holder's prospective transferee each certify to the Issuers and the Indenture Trustee in writing the facts surrounding the transfer in the form of either Exhibit C or Exhibit D hereto. The Indenture Trustee may conclusively rely upon a Rule 144A Representation Letter from the prospective transferee in the form attached as Exhibit D hereto or upon an investment letter from the prospective transferee in the form attached as Exhibit C hereto to establish the availability of such exemption. Neither the Issuers nor the Indenture Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law. The Servicer promptly shall furnish to any Holder, or any prospective purchaser designated by a Holder, the information required to be delivered to Holders and prospective purchasers of Notes in connection with the resale of the Notes to permit compliance with Rule 144A in connection with such resale. No Note may be subdivided for resale or other transfer into a unit smaller than a unit the initial offering price of which would have been in the aggregate $100,000. No resale or other transfer of VFN Notes may be made to a nonresident alien individual, foreign corporation or other non-United States person.

            (c) Notwithstanding anything else contained in this Indenture, neither the Indenture Trustee nor the Note Registrar shall effect the registration of any transfer of any, Class E Note, Class F Note or VFN Note (i) unless, prior to such transfer, the Indenture Trustee shall have received from the related Noteholder (with a copy to each Rating Agency) an Opinion of Counsel to the effect that such transfer will not result in either of the Issuers becoming subject to taxation as an association (or a publicly traded partnership) taxable as a corporation or (ii) if following such transfer the sum of the number of Holders of Class E Notes, Class F Notes and VFN Notes, would not be more than 95.

            Section 5.02 Initial Issuance of Notes. The Indenture Trustee shall, upon the written instruction of the Issuers, in exchange for the Pledged Property, authenticate and deliver the Notes executed by the Issuers in authorized denominations equaling in the aggregate the Initial Note Principal Balance of the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes, respectively.

            Section 5.03 Global Notes. Each of the Notes, other than the Class E Notes, Class F Notes and the VFN Notes, upon original issuance, shall be issued in the form of one or more typewritten Notes (the "Global Notes" and each, a "Global Note") to be delivered to The Depository Trust Company, the initial Depository, or its custodian, by or on behalf of the Issuer. The Notes sold to non-U.S. persons (as defined in Regulation S) in offshore transactions in reliance on Regulation S will be represented by one or more temporary Global Notes (each, a "Temporary Regulation S Global Notes"). Upon the expiration of the Restricted Period, interests in a Temporary Regulation S Global Note will be exchangeable for interests in permanent Global Notes of the same Class (together with a Temporary Regulation S Global Note, a "Regulation S Global Note"). The Notes sold to U.S. Persons which are Qualified Institutional Buyers will be represented by one or more temporary Global Notes (each, a "Rule 144A Global Note"). All Global Notes shall be initially registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, and no Noteholder will receive a definitive note (a "Definitive Note") representing such Noteholder's interest in the related Class of Notes, except as provided in
Section 5.04. Unless and until Definitive Notes have been issued in respect of a Class of Notes pursuant to Section 5.04:

            (a) the provisions of this Section 5.03 shall be in full force and effect with respect to such Class of Notes;

            (b) the Issuers, the Servicer and the Indenture Trustee may deal with the Depository and the Direct Participants for all purposes with respect to such Notes (including the making of distributions on such Notes) as the authorized representatives of the respective Noteholders;

            (c) to the extent that the provisions of this Section 5.03 conflict with any other provisions of this Indenture, the provisions of this
Section 5.03 shall control; and

            (d) the rights of the respective Noteholders of a Class of Notes shall be exercised only through the Depository and the Direct Participants and shall be limited to those established by law and agreements between the respective Noteholders and the Depository and/or the Direct Participants. Pursuant to the Representation Letter, unless and until Definitive Notes are issued in respect of the Notes pursuant to Section 5.03, the Depository will make book-entry transfers among the Direct Participants and receive and transmit distributions of principal and interest on the Notes to the Direct Participants.

            Section 5.04 Definitive Notes. If (a) the Depository advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Indenture Trustee or the Issuers are unable to locate a qualified successor, (b) the Issuers, at their option, advise the Indenture Trustee in writing that they elect to terminate the book-entry system with respect to any or all Classes of Notes through the Depository, or (c) after the occurrence of an Event of Default, Noteholders evidencing not less than 50% of the aggregate Outstanding Note Balance of a Class of Notes, advise the Indenture Trustee and the Depository through the Direct Participants in writing that the continuation of a book-entry system with respect to such Class of Notes, respectively, through the Depository is no longer in the best interest of such Noteholders, the Indenture Trustee shall use its best efforts to notify all affected Noteholders through the Depository of the occurrence of any such event and of the availability of Definitive Notes to such Noteholders. Neither the Issuers nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Issuers, the Indenture Trustee, the Note Registrar and the Servicer shall recognize holders of Definitive Notes as Noteholders hereunder. Upon the issuance of Definitive Notes, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes.

            Section 5.05 Registration, Transfer and Exchange of Notes. (a) The Issuers shall cause to be kept at the Corporate Trust Office a register (the "Note Register") for the registration, transfer and exchange of Notes. The Indenture Trustee is hereby appointed "Note Registrar" for purposes of registering Notes and transfers of Notes as herein provided. The names and addresses of all Noteholders and the names and addresses of the transferees of any Notes shall be registered in the Note Register; provided, however, in no event shall the Note Registrar be required to maintain in the Note Register the names of the individual participants holding Notes through the Depository. The Person in whose name any Note is so registered shall be deemed and treated as the sole owner and Noteholder thereof for all purposes of this Indenture and the Note Registrar, the Issuers, the Indenture Trustee, the Servicer and any agent of any of them shall not be affected by any notice or knowledge to the contrary. A Definitive Note is transferable or exchangeable only upon the surrender of such Note to the Note Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements of this Section 5.05. Upon request of the Indenture Trustee, the Note Registrar shall provide the Indenture Trustee with the names and addresses of Noteholders.

            (b) Upon surrender for registration of transfer of any Definitive Note, subject to the applicable requirements of this Section 5.05, the Issuers shall execute and the Indenture Trustee shall duly authenticate in the name of the designated transferee or transferees, one or more new Notes in denominations of a like aggregate denomination as the Definitive Note being surrendered. Each Note surrendered for registration of transfer shall be canceled and subsequently destroyed by the Note Registrar. Each new Note issued pursuant to this Section
5.05 shall be registered in the name of any Person as the transferring Holder may request, subject to the applicable provisions of this Section 5.05. All Notes issued upon any registration of transfer or exchange of Notes shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

            (c) The issuance of the Notes will not be registered or qualified under the Securities Act or the securities laws of any state. No transfer of any Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit F hereto; (ii) such transfer is made in an offshore transaction in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit F to a purchaser who is not a U.S. person and is either a Qualified Institutional Buyer or an "accredited investor" (as defined in Rule 501(A)(1), (2), (3) or (7) of Regulation D under the Securities Act), or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuers or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration.

            (d) In addition to the applicable provisions of this Section 5.05 and the rules of the Depository, the exchange, transfer and registration of transfer of Global Notes shall only be made in accordance with this Section 5.05(d).

                  (i) Rule 144A Global Note to Temporary Regulation S Global Note During the Restricted Period. If, during the Restricted Period, a Note Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Temporary Regulation S Global Note, such Note Owner may, in addition to complying with all applicable rules and procedures of the Depository and Clearstream or Euroclear applicable to transfers by their respective participants (the "Applicable Procedures"), transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Temporary Regulation S Global Note only upon compliance with the provisions of this Section 5.05(d)(i). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Direct Participant directing the Note Registrar to credit or cause to be credited to another specified Direct Participant's account a beneficial interest in the Temporary Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Direct Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Direct Participant to be debited for, such beneficial interest, and (3) a certification in the form of Exhibit G hereto given by the Note Owner that is transferring such interest, the Note Registrar shall instruct the Depository, to reduce the denomination of the Rule 144A Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Temporary Regulation S Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Direct Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

                  (ii) Rule 144A Global Note to Regulation S Global Note After the Restricted Period. If, after the Restricted Period, a Note Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in a

            Regulation S Global Note only upon compliance with the provisions of this Section 5.05(d)(ii). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Direct Participant directing the Note Registrar to credit or cause to be credited to another specified Direct Participant's account a beneficial interest in the Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Direct Participant (and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Direct Participant to be debited for, such beneficial interest, and (3) a certification in the form of Exhibit H hereto given by the Note Owner that is transferring such interest, the Note Registrar shall instruct the Depository, to reduce the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Regulation S Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Direct Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

                  (iii) Regulation S Global Note to Rule 144A Global Note. If
            the Note Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Rule 144A Global Note only upon compliance with the provisions of this Section 5.05(d)(iii). Upon receipt by the Note Registrar at its Corporate Trust Office of
            (1) written instructions given in accordance with the Applicable Procedures from a Direct Participant directing the Note Registrar to credit or cause to be credited to another specified Direct Participant's account a beneficial interest in the Rule 144A Global
            Note in an amount equal to the denomination of the beneficial interest in the Regulation S Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Direct Participant to be credited with, and the account of the Direct Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may
            be) to be debited for such beneficial interest, and (3) with respect to a transfer of a beneficial interest in the Regulation S Global Note for a beneficial interest in the related Rule 144A Global Note
            (i) during the Restricted Period, a certification in the form of
            Exhibit I hereto given by the Note Owner, or (ii) after the Restricted Period, an Investment Representation Letter in the form of Exhibit

            F attached hereto from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Note Registrar shall instruct the Depository to reduce the denomination of the Regulation S Global Note by the denomination of the beneficial interest in the Regulation S Global Note to be transferred, and, concurrently with such reduction, to increase the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Direct Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Rule 144A Global Note having a denomination equal to the amount by which the denomination of the Regulation S Global Note was reduced upon such transfer.

                  (iv) Transfers Within Regulation S Global Notes During Restricted Period. If, during the Restricted Period, the Note Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Note to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such Note Owner may transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Global Note only upon compliance with the provisions of this Section 5.05(d)(iv) and all Applicable Procedures. Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Direct Participant directing the Note Registrar to credit or cause to be credited to another specified Direct Participant's account a beneficial interest in such Regulation S Global Note in an amount equal to the denomination of the beneficial interest to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Direct Participant to be credited with, and the account of the Direct Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may
            be) to be debited for, such beneficial interest and (3) a certification in the form of Exhibit J hereto given by the transferee, the Note Registrar shall instruct the Depository to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Direct Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount specified in such instructions by which the account to be debited was reduced upon such transfer.

            (e) No fee or service charge shall be imposed by the Note Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 5.05. The Note Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

            (f) None of the Issuers, the Indenture Trustee, the Servicer or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of such Notes without registration or qualification. Any such Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuers, the Indenture Trustee, the Servicer and the Note Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (g) The Servicer agrees to cause the Issuer and the Issuer agrees to provide such information as required under Rule 144A under the Securities Act so as to allow resales of Notes to Qualified Institutional Buyers in accordance herewith.

            (h) Upon surrender by DTC of the global certificate or certificates representing the Global Notes and upon receipt of instruction for re-registration, the Indenture Trustee will issue Definitive Notes in the respective principal amounts owned by individual Owners, and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders under the Indenture. Distributions of principal of, and interest on, such Definitive Notes will thereafter be made by the Indenture Trustee in accordance with the procedures set forth in the Indenture directly to holders of Definitive Notes in whose names the Definitive Notes are registered on the Record Date.

            The final payment on any Definitive Note, however, will be made only upon presentation and surrender of such Definitive Note at the office or agency specified in the notice of final payment mailed to holders of the Notes, including the office of any Paying and Transfer Agent specified in such notice. If and for so long as any Class of Notes is listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Issuers shall maintain a Paying and Transfer Agent with an office in Luxembourg at which Definitive Notes may be presented and surrendered for final payment.

            Section 5.06 Mutilated, Destroyed, Lost or Stolen Notes. If any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (a) there is delivered to the Issuers and the Indenture Trustee such security or indemnity satisfactory to each of them as may be required by them to save each of them harmless (provided, that with respect to a Noteholder which is an insurance company whose long-term debt or claims paying ability is rated investment grade or better by Moody's and S&P at such time, a letter of indemnity furnished by it shall be sufficient for this purpose), then, in the absence of notice to the Indenture Trustee that any such Note has been acquired by a bona fide purchaser, the Issuers shall execute and the Indenture Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like Class and Percentage Interest. In connection with the issuance of any new Note under this Section 5.06, the Indenture Trustee may require the payment by the Noteholder, of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Note issued pursuant to this Section 5.06 shall constitute a Note, duly issued by the Issuers, as if originally issued, whether or not the lost, stolen or destroyed Note shall be found at any time.

            Section 5.07 Persons Deemed Owners. The Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to Section 3.04 hereof and for all other purposes whatsoever, and the Indenture Trustee shall not be affected by any notice to the contrary.

            Section 5.08 Access to List of Noteholders' Names and Addresses. (a) The Indenture Trustee will furnish or cause to be furnished to the Servicer within five days after each Record Date and within 15 days after receipt by the Indenture Trustee of a request therefor from the Servicer in writing, a list of the names and addresses of the Noteholders as of the most recent Record Date. If one or more Noteholders representing an aggregate Percentage Interest of any Class of Notes of not less than 25% (an "Applicant") shall apply in writing to the Indenture Trustee, and such application shall state that the Applicant desires to communicate with other Noteholders with respect to its rights under this Indenture or under the Notes, then the Indenture Trustee shall, within five Business Days after the receipt of such application, send such notice to the current list of Noteholders. Every Noteholder, by receiving and holding a Note, agrees with the Issuers, the Servicer and the Indenture Trustee that none of the Issuers, the Servicer, the Indenture Trustee nor any of their respective Affiliates shall be held accountable by reason of the disclosure of any such information, regardless of the source from which such information was derived.

            Section 5.09 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where required, to the Issuers or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee, the Issuers, the Originators and the Servicer, if made in the manner provided in this Section 5.09.

            (b) The fact and date of the execution by any Noteholder of any such instrument or writing may be proven in any reasonable manner which the Indenture Trustee deems sufficient.

            (c)   The ownership of Notes shall be proven by the Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder shall bind every holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or omitted to be done by the Indenture Trustee, the Issuers or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

            Section 5.10 No Proceedings; Limited Recourse. By its acceptance of a Note, each Noteholder shall be deemed to have agreed (a) that it will not directly or indirectly institute, or cause to be instituted, or cooperate with others in instituting, against either of the Issuers any bankruptcy or insolvency proceeding so long as there shall not have elapsed one year plus one day since the maturity date of the latest maturing securities of either of the Issuers, (b) that the Notes are limited recourse obligations of the Issuers that may be satisfied only out of the Pledged Property and do not constitute a claim against the Issuers if cash flow from the Pledged Property is insufficient to repay the Notes in full, and (c) that it has no rights in or with respect to any assets of the Issuers other than the Pledged Property, including, but not limited to, any assets collateralizing other debt obligations of the Issuers. Notwithstanding the foregoing, to the extent that any Noteholder is deemed to have any interest in any assets of the Issuers pledged to secure other debt obligations of the Issuers, by its acceptance of a Note, each Noteholder shall be deemed to agree that its interest in those assets is subordinate to claims or rights of the holders of such other debt obligations, and that its agreement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                                   ARTICLE VI

                                   THE ISSUERS

            Section 6.01 Liability of the Issuers. (a) The Issuers shall be joint and severally liable for payments in respect of the Notes in accordance herewith only to the extent of the obligations specifically undertaken by the Issuers herein.

            Section 6.02 Limitation on Recourse to the Issuers. The claims of the Indenture Trustee, the Servicer, the Noteholders or any other Person hereunder against the Issuers for amounts due and owing to such Persons hereunder, under the Notes or under any other Transaction Document to which such Person is a party are limited recourse against the Issuers and are payable by the Issuers solely out of Available Funds on each Payment Date in accordance with the priorities set forth in Section 3.04(b) hereof.

            Section 6.03 Indemnity for Liability Claims. The Issuers shall indemnify, defend and hold harmless the Indenture Trustee (which shall include any of its directors, employees, officers and agents) and the Noteholders against and from any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, repossession or operation of the Equipment to the extent not paid by the Servicer pursuant to Section 5.01 of the Servicing Agreement; provided, however, that such amounts shall be payable solely from amounts payable to the Issuers pursuant to Section 3.04(b)(I)(xxiv) hereof and is otherwise non-recourse to the Issuers.

            Section 6.04 Liabilities. Notwithstanding any provision of this Indenture, by entering into this Indenture, the Issuers agree to be jointly and severally liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those losses incurred by a Noteholder in the capacity of an investor in the Notes) imposed on or asserted against the Issuers or otherwise arising out of or based on the arrangements created by this Indenture (to the extent the Pledged Property remaining after the Noteholders have been paid in full is insufficient to pay such losses, claims, damages or liabilities).

            Section 6.05 Annual Statement as to Compliance. The Issuers will deliver to the Indenture Trustee, the Initial Purchaser and the Rating Agencies, within 90 days after the end of each fiscal year of the Issuers (commencing with the fiscal year ended December 31, 2001), an Officers' Certificate signed by an Authorized Officer stating that:

                  (i) a review of the activities of the Issuers during such year and of the performance of the Issuers under this Indenture has been made under such Authorized Officers' supervision; and

                  (ii) to the best of such Authorized Officers' knowledge, based on such review, each of the Issuers has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

            Section 6.06 Payment of Principal and Interest. The Issuers will pay or cause to be duly and punctually paid the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuers to such Noteholder for all purposes of this Indenture.

            Section 6.07 Maintenance of Office or Agency. The Note Registrar shall, and the Indenture Trustee, as initial Note Registrar agrees to, maintain in the city in which the Corporate Trust Office is located, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuers in respect of the Notes and this Indenture may be served. The Indenture Trustee will give prompt written notice to the Issuers of the location, and of any change in the location, of any such office or agency.

            Section 6.08 Money for Payments to be Held in Trust. On or before each Payment Date, the Servicer on behalf of the Issuers shall deposit or cause to be deposited in the Collection Account, but only from the sources described herein, an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the paying agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

            The Servicer on behalf of the Issuers will cause each paying agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such paying agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as paying agent, it hereby so agrees), subject to the provisions of this Section, that such paying agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuers (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such paying agent;

                  (iv) immediately resign as a paying agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a paying agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any paying agent to pay to the Indenture Trustee all sums held in trust by such paying agent, such sums to be held by the Indenture Trustee upon the same terms as those upon which the sums were held by such paying agent; and upon such a payment by any paying agent to the Indenture Trustee, such paying agent shall be released from all further liability with respect to such money.

            Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any paying agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuers; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuers for payment thereof (but only to the extent of the amounts so paid to the Issuers), and all liability of the Indenture Trustee or such paying agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such paying agent, before being required to make any such repayment, shall at the expense of the Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuers. The Indenture Trustee shall also adopt and employ, at the expense of the Issuers, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any paying agent, at the last address of record for each such Holder).

            Section 6.09 Existence. Except as otherwise permitted by the provisions of Section 6.13, each of the Issuers will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware, and each of the Issuers will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each other instrument or agreement included in the Pledged Property.

            Section 6.10 Protection of Pledged Property. Each of the Issuers intends the security interest granted pursuant to this Indenture in favor of the Indenture Trustee and the Noteholders, as their interests appear herein, to be prior to all other liens in respect of the Pledged Property, and the Issuers shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Pledged Property in accordance with the Filing Requirements. The Issuers will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements (subject to the Filing Requirements), continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) grant more effectively all or any portion of the Pledged Property;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee, for the benefit of the Noteholders, created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

                  (iv)  enforce any of the Pledged Property;

                  (v) preserve and defend title to the Pledged Property and the rights of the Indenture Trustee in such Pledged Property against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Pledged Property when due.

            Each of the Issuers hereby irrevocably constitutes and appoints the Indenture Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Issuer and in the name of such Issuer or in its own name, for the purpose of carrying out the terms of this Indenture, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture and without limiting the generality of the foregoing, each of the Issuers hereby gives the Indenture Trustee the power and right on behalf of such Issuer without notice to or assent by such Issuer to do any or all of the following:

            (i) after an Event of Default or Event of Servicer Termination has occurred and is continuing, at any time, in the name of such Issuer or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instrument, general intangible or contract or with respect to any other collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Indenture Trustee for the purpose of collecting any and all such moneys due under any account, instrument, general intangible or contract with respect to the Pledged Property or to any other collateral whenever payable; and

            (ii) whether or not an Event of Default or Event of Servicer Termination has occurred, execute and deliver any and all agreements, instruments, documents and papers (including, without limitation, UCC Financing Statements) as the Indenture Trustee may request to perfect the Indenture Trustee's security interest in the Pledged Property (and subject to the Filing Requirements with respect to the Equipment) or any other collateral and the goodwill and general intangibles of such Issuer relating thereto or represented thereby.

            Section 6.11 Performance of Obligations; Servicing of Receivables.
(a) Neither of the Issuers will take any action and each of the Issuers will use commercially reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Pledged Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Transaction Documents or any other instrument or agreement.

            (b) Each of the Issuers may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of each of the Issuers shall be deemed to be action taken by the Issuers.

            (c) Each of the Issuers will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements included in the Pledged Property, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Servicing Agreement in accordance with and within the time periods provided for herein and therein.

            (d) If a Responsible Officer of either of the Issuers shall have actual knowledge of the occurrence of an Event of Servicing Termination under the Servicing Agreement, the Issuers shall promptly notify the Indenture Trustee and the Rating Agencies in writing thereof, and shall specify in such notice the action, if any, the Issuers are taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Contracts, the Issuers shall take all reasonable steps available to it to remedy such failure.

            Section 6.12 Negative Covenants. So long as any Notes are Outstanding, neither of the Issuers shall:

                  (i) except as expressly permitted by this Indenture or the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of such Issuer, including those included in the Pledged Property;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Pledged Property;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on Equipment and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) perfected security interest in the Pledged Property (other than the Equipment, which is subject only to the Filing Requirements) or (D) amend, modify or fail to comply with the provisions of the Transaction Documents;

                  (iv) other than in accordance with the restrictions set forth therein, amend its organizational documents without the consent of the Majority Holders;

                  (v) change the location of its chief executive office without thirty days' prior written notice to the Indenture Trustee, accompanied by such evidence of actions taken as shall be necessary to continue the perfection of the lien on the Collateral; or

                  (vi) incur any indebtedness not permitted by its operating agreement, or assume or guaranty any indebtedness of any other entity other than the indebtedness evidenced by the Notes; or

                  (vii) engage in any business not permitted by its Limited Liability Company Agreement; or

                  (viii)obtain or carry insurance relating to the Contracts separate from that required by the Servicing Agreement, unless the Indenture Trustee and the Noteholders shall have the same rights with respect thereto as they have with respect to the insurance required by the Servicing Agreement.

            Section 6.13 Issuers May Consolidate, Etc. Only on Certain Terms.
(a) Neither of the Issuers shall consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuers) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Noteholders, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuers to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default or Restricting Event shall have occurred and be continuing;

                  (iii) the Issuers shall have received an Opinion of Counsel addressed to the Noteholders, (and shall have delivered copies thereof to the Indenture Trustee and the Noteholders, and which Opinion of Counsel shall be in form and substance acceptable to the Noteholders) to the effect that (a) such transaction will not have any material adverse tax consequence to the Issuers or any Noteholder, and (b) the Person (if other than the Issuers) formed by or surviving such consolidation or merger would not be substantively consolidated with either of the Originators, Bravo, Capital or the Servicer in the event of a bankruptcy, either of the Originators, Bravo, Capital or the Servicer;

                  (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (v) the Issuers shall have delivered to the Indenture Trustee and the Noteholders, an Officers' Certificate and an Opinion of Counsel addressed to the Noteholders and the Indenture Trustee, and which Opinion of Counsel shall be in form and substance acceptable to the Noteholders and the Indenture Trustee, each stating that such consolidation or merger and such supplemental indenture comply with this
      Article VI and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                  (vi) the Rating Agencies have confirmed that such transaction will not result in the reduction or withdrawal of any rating on any Class of Notes.

            (b) Neither of the Issuers shall convey or transfer all or substantially all of its properties or assets, including those included in the Pledged Property, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of such Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Noteholders, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Transaction Documents on the part of the Issuers to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuers against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

                  (ii) immediately after giving effect to such transaction, no Event of Default or Restricting Event shall have occurred and be continuing;

                  (iii) the Issuers shall have received an Opinion of Counsel addressed to the Noteholders, and which Opinion of Counsel shall be in form and substance acceptable to the Noteholders (and shall have delivered copies thereof to the Indenture Trustee and the Noteholders) to the effect that such transaction will not have any material adverse tax consequence to the Issuers, or any Noteholder;

                  (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (v) the Issuers shall have delivered to the Indenture Trustee and the Noteholders an Officers' Certificate and an Opinion of Counsel addressed to the Noteholders and the Indenture Trustee, and which Opinion of Counsel shall be in form and substance acceptable to the Noteholders and the Indenture Trustee each stating that such conveyance or transfer and such supplemental indenture comply with this Article VI and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                  (vi) the Rating Agencies have confirmed that such transaction will not result in the reduction or withdrawal of any rating on any Class of Notes.

            Section 6.14 Successor or Transferee. (a) Upon any consolidation or merger of either of the Issuers in accordance with Section 6.13, the Person formed by or surviving such consolidation or merger (if other than such Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

            (b) Upon a conveyance or transfer of all the assets and properties of either of the Issuers pursuant to Section 6.13(b), such Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of such Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that such Issuer is to be so released.

            Section 6.15 No Other Business. Neither of the Issuers shall engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Transaction Documents and activities incidental thereto.

            Section 6.16 No Borrowing. Neither of the Issuers shall issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Transaction Documents. The proceeds of the Notes shall be used exclusively to fund each Issuer's purchase of Contracts and the other assets constituting the Pledged Property and to pay each Issuer's organizational, transactional and start-up expenses.

            Section 6.17 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Transaction Documents, the Issuers shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire

(or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

            Section 6.18 Capital Expenditures. Neither of the Issuers shall make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personal).

            Section 6.19 Separate Legal Identity. The Issuers shall not engage in any action that would cause the separate legal identity of either such Issuer not to be respected (other than for federal, state and local income or franchise tax purposes), including, without limitation, (a) holding itself out as being liable for the debts of any other party or (b) acting other than through its duly authorized agents.

            Section 6.20 Management. The Issuers shall not be involved in the day-to-day management of any of the Transferors, the Servicer or any other Person.

            Section 6.21 Business Decisions. Each Issuer shall ensure that all decisions with respect to its business and daily operations are independently made by it (although the officer making any particular decision may also be an employee, officer or director of a Transferor) and are not dictated by any Affiliate of a Transferor.

            Section 6.22 Compliance with Laws. The Issuers shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of either of the Issuers to perform its obligations under the Notes, this Indenture or any other Transaction Document.

            Section 6.23 Further Instruments and Acts. Upon request of the Indenture Trustee, each of the Issuers will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture and the other Transaction Documents.

            Section 6.24 Nonconsolidation. The Issuers agree that so long as any Notes are Outstanding, it will be operated such that it will not be substantively consolidated in the bankruptcy estate of HPSC or any Affiliate thereof and will not have its separate existence disregarded in the event of a bankruptcy of HPSC or any Affiliate thereof. Without limiting the foregoing, each of the Issuers agree that:

            (a) it will pay its own expenses, neither HPSC nor ACFC will guarantee any of such Issuer's obligations other than pursuant to the Note Purchase Agreement and neither HPSC, ACFC, nor any Affiliate thereof will lend funds to such Issuer for the payment of expenses;

            (b) it will conduct its business exclusively on its own stationery and all correspondence by such Issuer will be in its own name;

            (c) it will not permit HPSC, ACFC or any Affiliate thereof to be involved in the daily management of such Issuer; provided, however, an officer of HPSC or any Affiliate thereof shall not be prohibited from serving as an officer of such Issuer;

            (d) except in accordance with its organizational documents, it will not engage in any intercompany transactions with HPSC, ACFC or any Affiliate thereof, except as provided in the Receivables Transfer Agreement, the Servicing Agreement or this Indenture;

            (e) it will maintain company records and books of account separate and distinct from HPSC's and ACFC's corporate records and the records of any Affiliate thereof and maintain corporate formalities and separate business offices and telephone number;

            (f) the financial statements HPSC, ACFC, LLCI and LLCII will disclose that the assets of LLCI and LLCII are not available to pay creditors of HPSC, ACFC or any Affiliate thereof and will reflect the separate corporate existence of LLCI and LLCII;

            (g) it will not act as agent for HPSC, ACFC or any Affiliate thereof and agrees that it will not authorize HPSC, ACFC or any Affiliate thereof to act as its agent, except in HPSC's capacity as Servicer under the Servicing Agreement;

            (h) at least two of its managers shall be Independent Managers as required in its Limited Liability Company Agreement;

            (i) it will maintain its assets separate and distinct from HPSC's assets, ACFC's assets and the assets of any Affiliate thereof, and shall not permit its assets to be commingled with those of HPSC, ACFC or any Affiliate thereof;

            (j) it shall not become contractually liable for the payment of any liability of HPSC and ACFC; and

            (k) it will not modify or amend its operating agreement with respect to the purpose or purposes for which it is organized.

            Section 6.25 Protection of Security Interest in Trust Estate.

            (a) The Issuers shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of the Noteholders and the Indenture Trustee under this Indenture in the Receivables and in the proceeds thereof. The Issuers shall deliver (or cause to be delivered) to the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

            (b) Neither of the Issuers shall change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Indenture Trustee and the Noteholders at least thirty (30) days' prior written notice thereof and shall have filed prior to such change appropriate amendments to all such previously filed financing statements or continuation statements.

            (c) The Issuers shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) after reasonable prior notice to the Issuer, the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each, if applicable) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Accounts (or any of them) in respect of such Receivables.

            (d) The Issuers shall maintain its records so that, from and after the time of the granting of the security interest under this Indenture of the Receivables to the Indenture Trustee, the Issuer's records (including any computer records and back-up archives) that refer to any Receivables indicate clearly the interest of the Indenture Trustee in such Receivables and that the Receivable is held by the Indenture Trustee on behalf of the Noteholders. Indication of the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Issuer's records when, and only when, the Receivable has been paid in full, or released from the lien hereof pursuant to this Indenture.

            (e) If at any time any of the Issuers proposes to assign, convey, grant a security interest in, or otherwise transfer any interest in Receivables to any prospective purchaser, lender or other transferee, the Issuer shall give to such prospective acquirer, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable is subject to a security interest in favor of the Indenture Trustee unless such Receivable has been paid in full, acquired or assigned pursuant to this Indenture.

            (f) The Issuers shall permit the Indenture Trustee, any Noteholder and their respective agents, upon not less than two Business Days' prior written notice and during normal business hours, to inspect, audit and make copies of and abstracts from the Issuer's records regarding any Receivables then or previously included in the Pledged Property. Nothing in this Section shall impair the obligation of the Issuer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Issuers to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

            (g) Upon request, the Issuers shall furnish to the Indenture Trustee, within three Business Days of such request, a List of Contracts then held as part of the Pledged Property.

            (h) The Issuers shall deliver to the Indenture Trustee, promptly after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
(ii) no such action is necessary to preserve and protect such interest.

            Section 6.26 Transfers Between Issuers. LLC II shall have the right to assign, transfer and convey from time to time, all of its right, title and interest to Collateral held by it which constitutes Financial Assets to LLC I. In consideration for such conveyance, LLC I shall assume the obligations of LLC II in respect of such Collateral in an amount equal to the Aggregate Outstanding Contract Balance of such Collateral.

            Section 6.27 Issuer to Provide Documents to Luxembourg Paying and Transfer Agent. Within 5 Business days after the Closing Date, the Issuers shall provide a copy of their organizational documents, this Indenture, the Servicing Agreement, the Note Purchase Agreement and the Receivables Transfer Agreement to the Luxembourg Paying and Transfer Agent. Within 5 Business Days after they are available, the Issuers will provide copies of all financial statements to the Luxembourg Paying and Transfer Agent.

            Section 6.28 Swap Agreement. The Issuers shall be parties to hedging instruments in substance similar to the Swap Agreement.

                                  ARTICLE VII

                              THE INDENTURE TRUSTEE

            Section 7.01 Duties of Indenture Trustee. (a) The Indenture Trustee undertakes to perform such duties and obligations and only such duties and obligations as are specifically set forth in this Indenture. If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge has occurred and has not been cured or waived, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

            (b) The Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they conform as to form to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein). No acceptance of, or reliance on, any such item by the Indenture Trustee shall constitute a representation by the Indenture Trustee of the enforceability or sufficiency of such item.

            (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own gross negligence, bad faith or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture; the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture; no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee and, if specifically required to be furnished pursuant to any provision of this Indenture, conforming to the requirements of this Indenture;

                  (ii) The Indenture Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Indenture Trustee unless it shall be proved that the Indenture Trustee was grossly negligent or engaged in willful misconduct in ascertaining the pertinent facts;

                  (iii) The Indenture Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture, pursuant to the direction of the Majority Holders, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising, suffering or omitting to take any trust or power conferred upon the Indenture Trustee, under this Indenture;

                  (iv) The Indenture Trustee shall not be charged with knowledge of any Event of Servicing Termination, any Event of Default or Restricting Event unless a Responsible Officer of the Indenture Trustee obtains actual knowledge of such failure or event or the Indenture Trustee receives written notice of such failure or event from the Servicer, the Issuers or any Noteholder;

                  (v) The Indenture Trustee shall have no duty to monitor the performance of the Servicer, nor shall it have any liability in connection with the malfeasance or nonfeasance by the Servicer. The Indenture Trustee shall have no liability in connection with compliance of the Servicer, the Back-up Servicer or the Issuers with statutory or regulatory requirements related to the Contracts or the related Equipment, or any of the Transaction Documents. Except as set forth in Section 7.16 hereof, the Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to itself, the Transaction Documents or the Contracts or related Equipment or the validity or sufficiency of any assignment of the Contracts to the Issuers or the Indenture Trustee. The Indenture Trustee shall have no obligation or liability in respect of the maintenance of casualty or liability insurance in connection with the Contracts or the related Equipment;

                  (vi) The Indenture Trustee shall have no duty to monitor the performance of the Issuers, the Custodian or the Back-up Servicer, nor shall it have any liability in connection with the malfeasance or nonfeasance by the Issuers, the Custodian or the Back-up Servicer in the maintenance of the Contract Files or otherwise;

                  (vii) Except as expressly set forth in the Transaction Documents, the Indenture Trustee shall have no obligation to administer, service or collect monies in respect of the Contracts or related Equipment;

                  (viii)The Indenture Trustee shall have no obligation to execute and file such financing, continuation or other statements or take any action to maintain perfection of the Receivables except as expressly provided for herein; nor shall it have any liability in connection with the execution and filing of financing, continuation and other statements by the Issuers; and

                  (ix) The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Majority Holders given under this Indenture.

            (d) The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Indenture or the Servicing Agreement except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Indenture.

            (e) On each Determination Date, the Indenture Trustee shall give notice, by facsimile, to a Servicing Officer of the Servicer if the Available Funds on deposit in the Collection Account as of such Determination Date is less than the amount indicated in the Monthly Statement.

            Section 7.02 Eligible Investments. So long as no Event of Default or Event of Servicing Termination has occurred and is continuing, the Servicer shall direct the Indenture Trustee to invest in Eligible Investments, as further specified from time to time by written notice to the Indenture Trustee executed by a Servicing Officer, any cash amounts deposited in the Collection Account, the Pre-Funding Account, the Capitalized Interest Account, the Reserve Account and the Residual Payment Account pursuant to the terms of this Indenture or the Servicing Agreement, immediately upon deposit of any such cash amounts; provided, however, that each such Eligible Investment (i) shall mature no later than the Business Day immediately preceding the Payment Date in respect of the Collection Period during which such deposit was made and (ii) shall not be sold or disposed of prior to its maturity. The Indenture Trustee shall not be liable or responsible for the selection of or losses on any investments made by it pursuant to and in compliance with such instructions of the Servicer pursuant to this Section 7.02. In the absence of such written direction or if an Event of Default or Event of Servicing Termination has occurred and is continuing, the Indenture Trustee shall invest such amounts in money market funds which comply with the requirements of clause (a)(iv) of the definition of Eligible Investments. Except as expressly provided in this Section 7.02, the Indenture Trustee shall have no obligation to invest or reinvest any cash held in any of the Accounts in the absence of timely and specific written investment directions from the Servicer. Notwithstanding this Section 7.02, the Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity so long as such early disposition is permitted hereunder, or the failure of the Servicer to provide timely written investment direction.

            Section 7.03 Indenture Trustee's Assignment of Contracts. If in any enforcement suit or legal proceeding it is held, or in connection with the collection of a Defaulted Contract the Servicer or its assigns reasonably anticipates, that the Servicer or its assigns may not or will not be able to enforce a Contract on the ground that neither the Servicer nor its assigns is a real party in interest or a holder entitled to enforce the Contract, then the Indenture Trustee shall, at the Servicer's or its assigns' expense and direction, take such steps as the Indenture Trustee is reasonably directed in writing to take to enforce the Contract, including (i) bringing suit in the Indenture Trustee's name or the names of the Noteholders and (ii) executing and delivering all such instruments or documents prepared by the Servicer as shall be required to transfer title to a Contract to the Servicer or its assigns or otherwise enforce such Contract.

            Section 7.04 Certain Matters Affecting the Indenture Trustee. Except as otherwise provided in Section 7.01:

                  (i) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Indenture Trustee may consult with counsel, and any Opinion of Counsel or advice shall constitute full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel or advice;

                  (iii) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture unless such Noteholders shall have offered to the Indenture Trustee such security or indemnity satisfactory to it against the costs, expenses, and liabilities that may be incurred therein or thereby that are reasonable in the opinion of the Indenture Trustee; provided, however, that nothing contained herein shall relieve the Indenture Trustee of the obligations, upon the occurrence of an Event of Default (that has not been cured), to exercise such of the rights and powers vested in it by this Indenture and to use the same degree of skill and care in their exercise as a prudent Person would exercise under the circumstances in the conduct of such Person's own affairs;

                  (iv) Neither the Indenture Trustee nor any of its officers, directors, employees or agents shall be personally liable for any action taken, suffered or omitted by it under this Indenture or in connection therewith, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (v) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge and after the


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
      curing of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Notes evidencing Percentage Interests of not less than 25% of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the requesting party;

                  (vi) The Indenture Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys or a custodian. The Indenture Trustee shall not be responsible for the misconduct, negligence or for the supervision of any of the Indenture Trustee's agents or attorneys appointed with due care by the Indenture Trustee hereunder or that of the Originator, the Servicer or the Issuers; and

                  (vii) Whenever in the administration of the provisions of this Indenture or the other Transaction Documents, the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Indenture Trustee, be deemed to be conclusively proved and established by a certificate signed by an Authorized Officer of the Issuers or the Servicer and delivered to the Indenture Trustee and such certificate, in the absence of gross negligence or bad faith on the part of the Indenture Trustee, shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof; provided, however, nothing contained herein shall delay any action by the Indenture Trustee upon direction of the Majority Holders.

            Section 7.05 Indenture Trustee Not Liable for Notes or Contracts. The Notes do not represent an obligation issued by the Indenture Trustee or any Affiliate thereof. The Notes, in accordance with their terms and the terms of this Indenture, provide recourse only to the Pledged Property. The Indenture Trustee does not assume any responsibility for the accuracy of the statements herein or in the Notes (other than as set forth in Section 7.16 and the certificate of authentication on the Notes). The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes (other than the certificate of authentication on the Notes) or of any Contract or related document. The Indenture Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of any security interest in any Equipment or any Contract, to the perfection or priority thereof, or to the ability of the Issuers to pay any Note, the existence or validity of any Contract, the validity of the assignment of any Contract or the related Pledged Property to the Issuers or of any intervening assignment, except as otherwise provided in the Transaction Documents with respect to the review of the Computer Tape or the completeness of any Contract File, other than the documents listed in the List of Contracts provided to the Indenture Trustee (it being understood that neither the Indenture Trustee nor any of its agents have reviewed or intend to review such matters, except as otherwise provided in the Transaction Documents, the sole responsibility for such review being vested in the Issuers or the Servicer, as applicable), the performance or enforcement of any Contract, the compliance by the Issuers with any covenant or the breach by the Originators, the Servicer or the Issuers of any representation or warranty made under the Servicing Agreement, the Receivables Transfer Agreement or in any related document or the accuracy of any such representation or warranty any investment of monies in the Collection Account (except to the extent that the Indenture Trustee, in its individual capacity, is an obligor with respect to any such investment) or any loss resulting therefrom, the acts or omissions of the Servicer or any Obligor, any action of the Servicer taken in the name of the Indenture Trustee, any action by the Indenture Trustee taken at the instruction of the Servicer or the preparation and filing of tax returns for the Issuers. No recourse shall be had for any claim based on any provision of this Indenture, the Notes, or any Contract or assignment thereof against BNY Midwest Trust Company or its officers, directors, employees or agents in their individual capacities, and BNY Midwest Trust Company or its officers, directors, employees or agents shall not have any personal obligation, liability or duty whatsoever to any Noteholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Issuers or any indemnitor who shall furnish indemnity as provided herein, except for such liability as is determined to have resulted from its own gross negligence or willful misconduct. The Indenture Trustee shall not be accountable for the use or application by the Issuers of any of the Notes or the proceeds of the Notes or for the use or application of any funds paid to the Servicer in respect of the Contracts.

            Section 7.06 Indenture Trustee May Own Notes. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not Indenture Trustee, subject to the definition of the term "Noteholder" in Annex A hereto.

            Section 7.07 Indenture Trustee's Fees and Expenses. (a) Each of the Issuers jointly and severally agrees:

                  (i) to pay to the Indenture Trustee, pursuant to Section 3.04(b)(I)(i), as applicable, on each Payment Date reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust); and

                  (ii) except to the extent otherwise expressly provided herein, to reimburse the Indenture Trustee, pursuant to Section 3.05(b)(I)(i), as applicable, upon its request, for all reasonable out-of-pocket expenses incurred by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and expenses and disbursements of any of its agents and counsel), except any such expense as may be attributable to its gross negligence, bad faith or willful misconduct.

            (b) The Issuers' obligations under this Section 7.07 shall survive the termination of this Indenture or the earlier resignation or removal of the Indenture Trustee. The

Indenture Trustee shall not be entitled to any other or additional compensation or reimbursement, except as expressly provided herein or as otherwise agreed from time to time.

            (c) Subject to Section 7.09 hereof, the failure by the Issuers to pay to the Indenture Trustee any compensation or other expenses shall not relieve the Indenture Trustee of its obligations hereunder.

            (d) In the event the Indenture Trustee performs services or incurs expenses in the context of a proceeding described in Sections 6.02 of the Servicing Agreement, the fees for such services and such expenses shall be considered expenses of administration for the purposes of any bankruptcy laws or laws relating to creditors rights generally.

            Section 7.08 Eligibility Requirements for Indenture Trustee. The Indenture Trustee hereunder shall at all times be organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authority; provided, however, that no entity shall qualify as Indenture Trustee hereunder to the extent that such qualification would, in itself, affect any then current rating of the Notes by the Rating Agencies. If such entity publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.08, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Any successor Indenture Trustee's deposit ratings shall be at least "investment grade" by the Rating Agencies. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section
7.09 hereof.

            Section 7.09 Resignation or Removal of Indenture Trustee. (a) The Indenture Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Issuers, and each Noteholder, which resignation will not become effective until such time as a successor Indenture Trustee has been appointed in accordance with the provisions of this Section 7.09. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Indenture Trustee acceptable to the Majority Holders, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Indenture Trustee and one copy to the successor Indenture Trustee. If no successor Indenture Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            (b) If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 hereof and shall fail to resign after written request therefor by the Servicer, or the Holders of Notes of any Class evidencing Percentage Interests of more than 25% of such Class, if at any time the Indenture Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Servicer shall, at the direction of the Holders of Notes of any Class evidencing Percentage

Interests of more than 25% of the related Class, remove the Indenture Trustee. Notwithstanding anything in this Indenture to the contrary, the Majority Holders shall have the right to remove the Indenture Trustee for "cause." For purposes of this section, "cause" shall mean (i) the gross negligence, bad faith or willful misconduct of the Indenture Trustee in the performance of its duties under this Indenture or (ii) the failure or unwillingness of the Indenture Trustee to perform its duties under this Indenture. In the event that the Indenture Trustee is removed by the Majority Holders pursuant to this Section, the removal and substitution procedures set forth in this Section 7.09 and
Section 7.10 hereof shall be followed.

            (c) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to this Section 7.09 shall not become effective until acceptance of appointment by the successor Indenture Trustee as provided in Section 7.10 hereof. Notice of the resignation or removal of the Indenture Trustee shall be given in writing to the Rating Agencies by the Servicer. In the event no successor Indenture Trustee has been appointed within 30 days of the resignation or removal of the Indenture Trustee, the Indenture Trustee or the Majority Holders of the Notes may petition a court of competent jurisdiction to appoint a successor Indenture Trustee.

            Section 7.10 Successor Indenture Trustee. (a) Any successor Indenture Trustee appointed as provided in Section 7.09 hereof shall execute, acknowledge and deliver to the Servicer, the Issuers and predecessor Indenture Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Indenture Trustee. The predecessor Indenture Trustee shall deliver to the successor Indenture Trustee all documents and statements held by it hereunder. The Servicer, the Issuers and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Indenture Trustee all such rights, powers, duties and obligations. The predecessor Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee hereunder.

            (b) No successor Indenture Trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor Indenture Trustee shall be eligible as the Indenture Trustee under the provisions of Section 7.08 hereof, and as a successor Servicer under the provisions of Section 6.02 of the Servicing Agreement.

            (c) Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 7.10, the Servicer shall mail notice of the succession of such Indenture Trustee hereunder to all Noteholders at their addresses as shown in the Note Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by such successor Indenture Trustee, then the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 7.11 Merger or Consolidation of Indenture Trustee. Any entity into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion, or consolidation to which the Indenture

Trustee shall be a party, or any entity succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such entity shall be eligible under the provisions of Section 7.08 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 7.12 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of Pledged Property or any Equipment may at the time be located, the Indenture Trustee shall execute and deliver all instruments to appoint one or more Persons approved by the Indenture Trustee to act as co-Indenture Trustee or co-Indenture Trustees, jointly with the Indenture Trustee, or separate Indenture Trustee or separate Indenture Trustees, to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders such title to the Pledged Property, or any part thereof, and, subject to the other provisions of this Section 7.12, such powers, duties, obligations, rights and trusts as the Servicer, the Issuers and the Indenture Trustee may consider necessary or desirable; provided, however, that if there is a conflict between the Issuers and the Indenture Trustee regarding the appointment of a co-Indenture Trustee or separate Indenture Trustee, the decision of the Indenture Trustee shall prevail. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Servicing Termination shall have occurred and be continuing, the Indenture Trustee alone shall have the power to make such appointment; provided, however, that if the Issuers shall not have joined in such appointment within 15 days after the receipt by them of a request so to do, the Indenture Trustee alone shall have the power to make such appointment. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section
7.08 hereof, and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under Section 7.10 hereof.

            (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Indenture Trustee hereunder or as successor to the Servicer hereunder), the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Pledged Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee but solely at the direction of the Indenture Trustee;

                  (ii) No separate Indenture Trustee or co-Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other separate Indenture Trustee or co-Indenture Trustee hereunder; and

                  (iii) The Indenture Trustee may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

            (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Indenture and the conditions of this
Article VII. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Servicer and the Issuers.

            (d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, then all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor separate Indenture Trustee or successor co-Indenture Trustee.

            (e) The Indenture Trustee shall be responsible for the payment of any fees or expenses of any separate Indenture Trustee or co-Indenture Trustee, which fees and expenses shall be reimbursable to the Indenture Trustee pursuant to Section 7.07(a).

            Section 7.13 Indenture Trustee May Enforce Claims Without Possession of Note. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name or in its capacity as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

            Section 7.14 Suits for Enforcement. In case an Event of Servicing Termination or other default by the Servicer under the Servicing Agreement or under this Indenture shall occur and be continuing, the Indenture Trustee, in its discretion, may, subject to the provisions of 6.04 of the Servicing Agreement, proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

            Section 7.15 Undertaking for Costs. All parties to this Indenture agree (and each holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then outstanding principal balance of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the maturities for such payments, including the stated maturity as applicable.

            Section 7.16 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants for the benefit of the Noteholders that:

            (a) Organization and Good Standing. The Indenture Trustee is an Illinois corporation duly organized, validly existing and in good standing under the laws of the State of Illinois.

            (b) Authorization. The Indenture Trustee has the power, authority and legal right to execute, deliver and perform this Indenture, and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

            (c) Binding Obligations. This Indenture, assuming due authorization, execution and delivery by all other parties thereto, constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity.

            (d) Eligibility. The Indenture Trustee meets the eligibility requirements set forth in Section 7.08.

            Section 7.17 Tax Returns. In the event the Issuers shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Issuers and shall remit such returns to the Issuers for signature at least five days before such returns are due to be filed. The Indenture Trustee, upon request, will furnish the Servicer with all such information in the possession of the Indenture Trustee as may be reasonably required in connection with the preparation of all tax returns of the Issuers. In no event shall the Indenture Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Issuers, the Noteholders or the Servicer arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith).

            Section 7.18 Securities Accounts. The Indenture Trustee hereby represents that in the ordinary course of its business it maintains Securities Accounts for others and is acting in that capacity hereunder as Securities Intermediary. The Indenture Trustee hereby confirms that (i) the Indenture Trustee has established the Accounts, (ii) the Accounts are Securities Accounts to which financial assets are or may be credited, (iii) the Indenture Trustee, subject to the terms of this Agreement, shall treat the Noteholders as entitled to exercise the rights that comprise any financial asset credited to the Accounts, (iv) all property delivered to the Indenture Trustee pursuant to this Indenture for deposit to the Accounts will, to the extent specified in this Indenture, promptly be credited to the Accounts and (v) all securities or other property underlying any financial assets credited to the Accounts shall be registered in the name of the Indenture Trustee, endorsed to the Indenture Trustee or in blank or credited to another securities account maintained in the name of the Indenture Trustee and in no case will any financial asset credited to the Accounts be registered in the name of the Issuers, payable to the order of the Issuers or specifically endorsed to the Issuers except to the extent the foregoing have been specially endorsed to the Indenture Trustee or in blank.

            Section 7.19 "Financial Assets" Election. The Indenture Trustee hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a "Financial Asset" within the meaning of Section 8-102(a)(9) of the UCC.

            Section 7.20 Entitlement Orders. If at any time the Indenture Trustee shall receive any Entitlement Order from the Indenture Trustee with respect to the Accounts, the Indenture Trustee shall comply with such Entitlement Order without further consent by the Issuers or any other Person.

                                  ARTICLE VIII

                           EVENTS OF DEFAULT; REMEDIES

            Section 8.01 Events of Default. "Event of Default" wherever used herein means any one of the following events (whatever the reason for such Event of Default and without regard to whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) failure of the Issuers to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the Noteholders, all or part of any payment of interest required to be made under the terms of such Notes or this Indenture on each monthly Payment Date when such amount is due and payable;

            (b) failure of the Issuers to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes, as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account or (y) on the Class A Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date, the Class E Maturity Date, the Class F Maturity Date or the VFN Maturity Date, as the case may be, any remaining principal owed on such Class of Notes, and in either case, such failure has not been cured within three Business Days of such Payment Date or Maturity Date, as applicable;

            (c) failure on the part of the Issuers to duly observe or perform any other covenants or agreements of the Issuers set forth in this Indenture or the other Transactions Documents to which the Issuers are a party, which failure continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the situation giving rise to such failure to be remedied, shall have been given to the Issuers by the Indenture Trustee or any Noteholder or (y) the date on which the Issuers have actual knowledge or should have knowledge of such failure or are required pursuant to the terms of this Indenture to provide notice to the Indenture Trustee and the Noteholders of any such failure;

            (d)   the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of either of the Issuers in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging either of the Issuers a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of either of the Issuers under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of either of the Issuers or of any substantial part of their respective property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

            (e) the commencement by either of the Issuers of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by either of the Issuers to the entry of a decree or order for relief in respect of such Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Issuer, or the filing by either of the Issuers of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by either of the Issuers to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of such Issuer or of any substantial part of such Issuer's property, or the making by either of the Issuers of an assignment for the benefit of creditors;

            (f) either of the Issuers becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

            (g) failure of the Indenture Trustee to have a first priority, perfected security interest in any portion of the Pledged Property (in accordance with the Filing Requirements) which continues unremedied for a period of two Business Days after the earlier to occur of (x) the date on which written notice of such failure, requiring the situation giving rise to such failure to be remedied, shall have been given to the Issuers by the Indenture Trustee or any Noteholder or (y) the date on which the Issuers have actual knowledge or should have knowledge of such failure or are required pursuant to the terms of the Indenture to provide notice to the Indenture Trustee and the Noteholders of any such failure; or

            (h) there shall have occurred any misappropriation or misapplication of funds or other failure on the part of the Servicer, or any of its Affiliates, to pay or deposit any amounts required to be paid or deposited pursuant to the Servicing Agreement or the Indenture (other than any such instances which, considered singularly or in the aggregate, are immaterial).

            Section 8.02 Acceleration of Maturity, Rescission and Annulment. (a) If an Event of Default occurs and is continuing, then and in every such case the Indenture Trustee, at the written direction of the Majority Holders, shall declare the principal of all of the Notes to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which have been waived by the Issuers, and upon any such declaration such principal (together with all accrued and previously unpaid interest) shall become immediately due and payable. The Indenture Trustee shall give prompt notice to each Noteholder, the Originators, the Servicer and the Rating Agencies of such declaration.

            (b) At any time, after such a declaration of acceleration has been made, but before any sale of the Pledged Property has been made or a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article VIII provided, the Majority Holders, by written notice to the Servicer and the Indenture Trustee, may rescind and annul such declaration and its consequence if monies have been paid or deposited with the Indenture Trustee in a sum sufficient to pay:

                  (i)   all overdue installments of interest on all Notes;

                  (ii) the principal of any of the Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the applicable Note Rate;

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Notes at the rate specified therefor in the applicable Notes; and

                  (iv) all sums paid or advanced, together with interest thereon, by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

No such rescission shall affect any subsequent default or impair any right consequent thereon. Subsequent to any such declaration of acceleration and so long as such declaration and its consequences have not been rescinded and annulled, prior to the exercise by the Indenture Trustee of the remedies set forth in Section 8.03(b) or (c) hereof, the Indenture Trustee shall give the Noteholders ten days notice of its intention to take such actions.

            Section 8.03 Remedies. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, if so directed in writing by the Majority Holders, shall do one or more of the following:

                  (i) institute, in its own name and as Indenture Trustee, Proceedings for the collection of the entire amount of principal and interest remaining unpaid on the Notes, or under this Indenture in respect of the Notes, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Pledged Property the monies adjudged due;

                  (ii) sell the Pledged Property or any portion thereof or rights or interest therein, at one or more sales called and conducted in any manner permitted by law;

                  (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Pledged Property securing the Notes; and/or

                  (iv) exercise any other remedies of a secured party under the UCC or other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders hereunder or under the other Transaction Documents, including delivery of notices to the Obligors of the assignment of the related Contract(s) to the Issuers and delivery of notices to any guarantors of Contracts of the assignment of the related guarantee to the Issuers, and in each case, the pledge of such assigned property to the Indenture Trustee on behalf of the Noteholders.

            (b) Notwithstanding the forgoing, if, at the time of any sale of the Pledged Property solely as a result of the Event of Default set forth in
Section 8.01(h) above, there are any Class A Notes, any Class B Notes, any Class C Notes, any Class D Notes, any Class E Notes, any Class F Notes or any VFN Notes Outstanding, the proceeds of that sale, together with other moneys available, must be at least sufficient to pay in full all outstanding amounts due on that Class subject to the priorities set forth in Section 8.07 below, unless any Person listed in Section 8.07 below otherwise waives receiving the full amount due to that Person; in the case of Notes then owned by HPSC or an Affiliate of HPSC, such Note shall not be considered Outstanding. In the case of the Noteholders of any Class, the unanimous consent of the Holders of that Class is required to accept less than the full amount due on account of that Class.

            Section 8.04 Notice of Event of Default. Subject to Article VII, within two Business Days after a Responsible Officer of the Indenture Trustee obtains actual knowledge of the occurrence of any Event of Default, the Indenture Trustee shall transmit, by certified mail return receipt requested, hand delivery, overnight courier or facsimile, to all Noteholders, as their names and addresses appear in the Register, notice of such Event of Default, unless such Event of Default shall have been cured or waived.

            Section 8.05 Exercise of Power by Indenture Trustee. In case an Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

            Section 8.06 Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to either of the Issuers or any other obligor upon the Notes or the property of either of the Issuers or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of any Class of Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise:

            (a) to file and prove a claim for all amounts owing and unpaid in respect of the Notes or otherwise owed hereunder and to file such other papers or documents and take such other action including participating as a member, voting or otherwise, in any committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Indenture Trustee and the Noteholders including, in each case, any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, and the Noteholders and their respective agents and counsel) allowed in such judicial Proceeding;

            (b) to petition for lifting of the automatic stay and thereupon to foreclose upon the Pledged Property as elsewhere provided herein; and

            (c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

            Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or to consent or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting, the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

            Section 8.07 Allocation of Money Collected. Any money collected by the Indenture Trustee pursuant to the remedies set forth in Section 8.03 (and any funds then held or thereafter received by the Indenture Trustee) shall be applied in the following order, at the date or dates fixed by the Indenture Trustee; provided, however, that the provisions of this Section 8.07 shall not preclude the Indenture Trustee from receiving indemnities satisfactory to it from or on behalf of the Noteholders against the costs, expenses and liabilities it may incur in acting in compliance with the written directions of the Majority Holders; provided, further, that any such indemnities shall not be withheld or offset from the amounts payable to any Noteholders pursuant to clauses FIFTH through EIGHTEENTH below:

                        First: to the Indenture Trustee, the Indenture Trustee Fees then due, and any reasonable out-of-pocket expenses due and owing to the Indenture Trustee;

                        Second: to the Back-up Servicer, the Back-up Servicer Fee then due and other amounts owing to the Back-up Servicer;

                        Third: to the Servicer, the Servicer Fee then due, together with any accrued and unreimbursed Servicer Advances;

                        Fourth: to the Swap Counterparty, the Issuers Swap Payment;

                        Fifth: to the Class A Noteholders, the Note Interest due on the Class A Notes;

                        Sixth: to the Class B Noteholders, the Note Interest due on the Class B Notes;

                        Seventh: to the Class C Noteholders, the Note Interest due on the Class C Notes;

                        Eighth: to the Class D Noteholders, the Note Interest due on the Class D Notes;

                        Ninth: to the Class E Noteholders, the Note Interest due on the Class E Notes;

                        Tenth: to the Class F Noteholders, the Note Interest due on the Class F Notes;

                        Eleventh: to the Class VFN Noteholders, the Note Interest due on the Class VFN Notes;

                        Twelfth: to the Class A Noteholders, the outstanding Note Principal Balance of the Class A Notes;

                        Thirteenth: to the Class B Noteholders, the outstanding Note Principal Balance of the Class B Notes;

                        Fourteenth: to the Class C Noteholders, the outstanding Note Principal Balance of the Class C Notes;

                        Fifteenth: to the Class D Noteholders, the outstanding Note Principal Balance of the Class D Notes;

                        Sixteenth: to the Class E Noteholders, the outstanding Note Principal Balance of the Class E Notes;

                        Seventeenth: to the Class F Noteholders and the VFN Noteholders, pro rata, in accordance with their respective Class Percentage Interests of the aggregate Note Principal Balance, the outstanding Note Principal Balance of the Class F Notes and the VFN Notes;

                        Eighteenth: to the payment of all reasonable costs and expenses incurred by any Noteholder in connection with the enforcement of its rights under the Notes or any Transaction Documents, ratably, without preference or priorities of any kind; and

                        Nineteenth: to the Indenture Trustee, to the payment of any other amounts due to the Indenture Trustee under the Indenture.

                        Twentieth: to the Swap Counterparty, any amounts relating to the Swap Termination Payments.

                        Twenty-first: to the Issuers, any remaining amounts, pro rata, in accordance with their respective percentage ownership interest of the Contracts.

            Section 8.08 Waiver of Events of Default. (a) The holders of 66-2/3% of the then outstanding principal balance of the Notes may, by one or more instruments in writing to the Indenture Trustee, waive any Event of Default hereunder and its consequences, except a continuing Event of Default:

                  (i) in respect of the payment of the principal of or interest on any Note (which may only be waived by the Holder of such Note), or

                  (ii)  in respect of a covenant or provision hereof which under
      Article XI cannot be modified or amended without the consent of the Holder of each Note outstanding affected (which only may be waived by the Holders of all Notes outstanding affected).

            (b) Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

            Section 8.09 Limitation On Suits. No Holder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

            (b) the Majority Holders shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Indenture Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

            (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 30 day period by the Majority Holders;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

            Section 8.10 Unconditional Right of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Noteholders shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable in accordance with the terms of this Indenture (including, without limitation, the limitation on such payments to the extent of Available Funds on each Payment Date) and, with the consent of the Majority Holders, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

            Section 8.11 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy in accordance with the terms of this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adverse to the Indenture Trustee or to such Noteholder, then and in every such case, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies hereunder shall continue as though no such Proceeding has been instituted.

            Section 8.12 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 8.13 Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or the Noteholders, or any of them, may be exercised from time to time, as often as may be deemed expedient, by the Indenture Trustee or the Noteholders.

            Section 8.14 Control by Majority Holders. The Majority Holders shall have the right to direct in writing the decision whether to conduct, and the time, method and place of conducting, any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided, that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

            (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that the Indenture Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Holders not consenting.

            Section 8.15 Sale of Pledged Property. (a) The power to effect any sale pursuant to Section 8.03 hereof shall not be exhausted by any one or more sales as to any portion of the Pledged Property remaining unsold, but shall continue unimpaired until the entire Pledged Property securing the Notes shall have been sold or all amounts payable under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.

            (b) Any Noteholder may bid for and acquire any portion of the Pledged Property securing the Notes in connection with any sale thereof.

            (c) Each of the parties hereby covenants and agrees that a sale of the entirety of the Contracts, the Equipment and any other collateral servicing the Contracts by a public sale held not less than ten days after notice thereof is commercially reasonable.

            (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, provided to it by the Servicer, transferring its interest (without representation, warranty or recourse) in any portion of the Pledged Property in connection with a sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuers to transfer and convey its interest in any portion of the Pledged Property in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            Section 8.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuers or the Transferors or by the levy of any execution under such judgment upon any portion of the Pledged Property or upon any of the assets of the Issuers or the Transferors.

            Section 8.17 Certain Rights of the Holders of the Subordinate Notes. Notwithstanding anything to the contrary set forth herein or in the Servicing Agreement, the holders of the Subordinate Notes which hold in the aggregate a Percentage Interest of the Subordinate Notes in excess of 66 and 2/3% may petition the Indenture Trustee to enforce against the Issuers or the Servicer any covenants or agreements made by the Servicer or the Issuers, in the event that the Servicer or the Issuers are then in default thereunder. The Indenture Trustee may require such petitioning Subordinate Noteholders to post a reasonable indemnity before the Indenture Trustee is required to act on such petition. In no event shall the cost of any such enforcement be borne by any Class A Noteholder. The Subordinate Noteholders will not have the right, independently (unless they then constitute the Majority Holders and the Majority Holders are otherwise then permitted to do so) to declare an Event of Servicing Termination or an Event of Default or otherwise accelerate the Notes or exercise any remedies or require the exercise of any remedies with respect thereto.

                                   ARTICLE IX

                                   TERMINATION

            Section 9.01 Optional Redemption of Notes; Final Disposition of Funds. (a) On any Payment Date on which the Aggregate Outstanding Contract Balance is less than ten percent (10%) of the sum of (x) the Initial Aggregate Outstanding Contract Balance and (y) the Original Pre-Funded Amount (which as of the Closing Date, the Servicer hereby represents is the level at which the Servicer reasonably believes that servicing the Contracts on behalf of the Noteholders would be economically inefficient), LLC II, on behalf of each of the Issuers, shall have the option to redeem the Notes in whole by depositing or causing to be deposited into the Collection Account the sum of (i) the Note Principal Balance of the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes, (ii) the Note Interest on the Class A Notes, the Class B1 Notes, the Class B2 Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the VFN Notes, due as of such Payment Date, (iii) all Operating Expenses due as of such Payment Date and (iv) all amounts owing to the Indenture Trustee and the Servicer pursuant to this Indenture and the Servicing Agreement as of such Payment Date. In the event that LLC II elects to redeem the Notes in accordance with this Section 9.01(a), LLC II shall be required to notify the Indenture Trustee in writing by no later than five (5) Business Days prior to a notice required to be sent by the Indenture Trustee pursuant to
Section 9.01(b).

            (b) Notice of any redemption pursuant to Section 9.01(a) shall be given promptly by the Indenture Trustee, by letter to the Noteholders, mailed not later than the 10th day of the month immediately preceding the month of such final Payment Date, and the Indenture Trustee shall request the Luxembourg Paying and Transfer Agent to publish a notice of such redemption in the Luxemberger Wort (or in the event the Luxemberger Wort is unavailable, in another newspaper of general circulation in Luxembourg) no later than such 10th day, in each case specifying (i) the Payment Date upon which final payment of the Notes will be made, (ii) the scheduled amount of any such final payment,
(iii) that interest shall cease to accrue on the Notes on such final Payment Date and (iv) the address for presentation of the Notes for final payment. On such final Payment Date, the Indenture Trustee shall cause to be distributed the amounts otherwise distributable on such Payment Date pursuant to Section 3.04 hereof, taking into account the redemption pursuant to Section 9.01(a). After such Payment Date, interest on the Notes shall cease to accrue.

            (c) In the event that any amount due to any Noteholder remains unclaimed, the Servicer shall, at its expense, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. If, within two years after such publication, such amount remains unclaimed, the Issuers shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Indenture Trustee upon written direction from the Servicer shall transfer such funds to the Issuers and shall be discharged of any responsibility for such funds and, the Noteholders shall look only to the Issuers for payment.

                                   ARTICLE X

                         Noteholders' Lists and Reports

            Section 10.01 Note Registrar To Furnish To Indenture Trustee Names and Addresses of Noteholders. The Note Registrar will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Note Registrar shall furnish to the Issuers in writing upon their written request and at such other times as the Issuers may request a copy of the list of Noteholders.

            Section 10.02 Preservation of Information. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar.

            Section 10.03 Compliance Certificates and Opinions, etc. Upon any application or request by the Issuers to the Indenture Trustee to take any action under any provision of this Indenture, the Issuers shall furnish to the Indenture Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                                   ARTICLE XI

                               THE SWAP AGREEMENT

            Section 11.01 Amounts Received. Immediately upon receipt, the Indenture Trustee shall deposit all amounts received in respect of the Swap Agreement into the Collection Account.

            Section 11.02 Swap Counterparty Downgrade Event.

            (a) Upon the occurrence of a Swap Counterparty Downgrade Event, the Indenture Trustee shall, at the Swap Counterparty's expense, deliver written notice to the Swap Counterparty requesting, in accordance with the Swap Agreement, that the Swap Counterparty, within 30 days of such notice, assign its rights and obligations under the Swap Agreement to a Qualified Replacement Swap Counterparty, or, if a Qualified Replacement Swap Counterparty cannot be found, an Approved Replacement Swap Counterparty.

            (b) If at the end of the 30 day period, a Swap Counterparty Downgrade Event is still continuing and the Swap Counterparty has failed to assign all of its rights and obligations under the Swap Agreement to a Qualified Replacement Swap Counterparty or Approved Replacement Swap Counterparty, as applicable, until a Qualified Replacement Swap Counterparty or Approved Replacement Swap Counterparty, as applicable, is appointed, the Indenture Trustee shall either (x) cause the Swap Agreement to be assigned by the Swap Counterparty to a Replacement Counterparty at the Swap Counterparty's expense, or (y) maintain the effectiveness of the Swap Agreement with the Swap Counterparty, provided that the Swap Counterparty must post the greater of: (i) the mark-to-market value of the swap, (ii) the amount of the next floating amount payment due under the Swap Agreement, or (iii) 1% of the outstanding Notional Amount (as such term is defined in the Swap Agreement).

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

            Section 12.01 Amendment. (a). This Indenture may be amended from time to time by the Issuers, the Servicer, the Originators and the Indenture Trustee, without the consent of any of the Noteholders, to cure any ambiguity herein; provided, however, that such action shall not, as evidenced by an Opinion of Counsel acceptable to the Indenture Trustee and the Noteholders, adversely affect in any respect the interests of any Noteholder.

            (b) This Indenture may also be amended from time to time by the Issuers, the Servicer, the Originators and the Indenture Trustee with the consent of the Majority Holders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders and any provisions hereof may be waived with the consent of the Majority Holders; provided, however, that no such amendment or waiver shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage required to consent to any such amendment or waiver, without the consent of the Holders of all Notes then outstanding.

            (c)   Prior to the effectiveness of any amendment or waiver under
Section 11.01(a) or (b), as applicable, the Rating Agencies shall have confirmed in writing their respective ratings of the Notes.

            (d) Promptly after the execution of any such amendment or waiver, the Indenture Trustee shall furnish a written copy of the text of such amendment or waiver (and any consent required with respect thereto) to each Noteholder and the Rating Agencies.

            (e) Approval of the particular form and substance of any proposed amendment, waiver or consent shall be necessary for the consent of the Noteholders under Section 11.01(b). The manner of obtaining such approval, amendment, waiver or consents and of evidencing the authorization of the execution thereof by the Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

            (f) The Indenture Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent to the amendment of this Indenture have been satisfied. The Indenture Trustee may, but shall not be obligated to, execute and deliver any such amendment which affects that Indenture Trustee's rights, powers, immunities or indemnifications hereunder.

            Section 12.02 Limitation on Rights of Noteholders. (a) The death, dissolution or incapacity of any Noteholder shall not operate to terminate this Indenture nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Issuers, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            (b) It is understood and intended, and expressly covenanted by each Noteholder with every other Noteholder and the Indenture Trustee, that no one or more Holders of Notes shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of the Notes, to obtain or seek to obtain priority over or preference to any other Holder of the same class of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders of the same class. For the protection and enforcement of the provisions of this Section 11.02, each and every Noteholder shall be entitled to such relief as can be given either at law or in equity, but solely to the extent such Noteholder is otherwise permitted to such relief under any other express provision of this Indenture.

            Section 12.03 Counterparts. For the purpose of facilitating the execution of this Indenture and for other purposes, this Indenture may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

            Section 12.04 Governing Law. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS OF ANY STATE.

            Section 12.05 Notices. All demands, notices, instructions, directions and communications hereunder (other than periodic communications of a routine nature made in connection with the dissemination of information regarding the Pledged Property, the Servicer and the Issuers required to be delivered hereunder, which shall be delivered or mailed by first class mail or facsimile transmission) shall be in writing, personally delivered or mailed by overnight courier, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, at 60 State Street, Boston Massachusetts 02109-1803, Attention: Rene Lefebvre, telephone 800-225-2488, telecopy 800-526-0259, (b) in the case of the Originators, if to HPSC at 60 State Street, Boston Massachusetts 02109-1803, Attention: Rene Lefebvre, telephone 800-225-2488, telecopy 800-526-0259, and if to ACFC at 433 South Main Street, W. Hartford, Connecticut 06110, Attention: Richard Mount, with a copy to Rene
Lefebvre: telephone: 617-720-7251, telecopy 617-723-4786, (c) in the case of the Issuers, if to LLC I, at 60 State Street, Suite 3520, Boston Massachusetts 02109-1803, Attention: Steven Ballou, telephone 800-225-2488 ext. 4003, telecopy 800-526-0259, and if to LLC II, at 60 State Street, Suite 3520, Boston Massachusetts 02109-1803, Attention: Steven Ballou, telephone : 800-225-2488, ext. 4004, telecopy 617-723-4786 with a copy to the Originators as set forth in clause (b) above, (d) in the case of the Indenture Trustee, at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, Attention: Structured Finance Services, telephone 312-827-8569, telecopy 312-827-8562, (e) in the case of S&P, at 55 Water Street, 40th Floor, New York, NY 10041, Attention: Asset Backed Surveillance, telephone (212) 438-2000, telecopy (212) 438-2661, (f) in the case of Fitch, at 55 East Monroe, Suite 3500, Chicago, Illinois 60603 Attention:
Asset Backed Montioring Group (Equipment Leases), telephone (312) 368-0200, telecopy (312) 368-2069, (g) in the case of Moody's, at 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Group, telephone (212) 553-0300, telecopy (212) 298-7139, e-mail: ServicerReports@moodys.com, (h) in the case of the Initial Purchaser, to Credit Suisse First Boston Corporation at 11 Madison Avenue, New York, New York 10010, Attention: Asset Finance, telephone number
(212) 325-

2000, telecopy (212) 325-8261 in the case of the Luxembourg Paying and Transfer Agent, at Kredietbank S.A. Luxembourgeoise, 43, Boulevard Royal, L-2955, Luxembourg, Attention: Sandra Cortese, telephone number (352) 4797 3931, telecopy (352) 4797 73 951. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail or overnight mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in this Indenture shall be conclusively presumed to have been duly given on the fifth Business Day following mailing, whether or not the Noteholder receives such notice. A copy of each notice sent by any party to a Noteholder hereunder shall be promptly sent by such party to each Rating Agency.

            So long as any Notes are listed on the Luxembourg Stock Exchange, the Indenture Trustee shall direct the Luxembourg Paying and Transfer Agent to cause all notices intended for receipt by Noteholders to be published in the Luxemberger Wort. In the event the Luxemberger Wort is unavailable, the Indenture Trustee shall direct the Luxembourg Paying and Transfer Agent to select another newspaper of general circulation in Luxembourg.

            Section 12.06 Waiver of Jury Trial. The Issuers, the Servicer, the Originators and the Indenture Trustee each hereby waive any right to have a jury participate in resolving any dispute, sounding in contract, tort, or otherwise arising out of, connected with, related to, or in connection with this agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.

            Section 12.07 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Notes or the rights of the Holders thereof.

            Section 12.08 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02 of the Servicing Agreement, this Indenture may not be assigned by the Servicer except with the prior written consent of the Majority Holders. Notice of any such assignment received by a Responsible Officer of the Indenture Trustee shall be given to the Rating Agencies by the Indenture Trustee.

            Section 12.09 Binding Effect. This Indenture shall inure to the benefit of, and shall be binding upon the Servicer, the Originators, the Issuers, the Indenture Trustee, the Noteholders and their respective successors and permitted assigns, subject, however, to the limitations contained in this Indenture. This Indenture shall not inure to the benefit of any Person other than the Issuers, the Servicer, the Originators, the Indenture Trustee and the Noteholders.

            Section 12.10 Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the other documents delivered pursuant hereto shall survive the pledge of the Pledged Property and the issuance of the Notes and shall continue in full force and effect until payment in full of the Notes and all amounts owing to the Indenture Trustee hereunder and under the other Transaction Documents, as applicable.

            Section 12.11 Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

            Section 12.12 Annexes and Exhibits. The Annexes and the Exhibits to this Indenture are hereby incorporated herein and made a part hereof and are an integral part of this Indenture.

            Section 12.13 Calculations. Except as otherwise provided in this Agreement, including, without limitation, with respect to the calculation of interest on the Class A Notes, the Class B1 Notes and the VFN Notes all interest rate calculations under this Agreement, including those with respect to the Contracts, will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least seven decimal places.

            Section 12.14 No Proceedings. The Servicer, the Originator, the Issuers and the Indenture Trustee each hereby agrees that it will not directly or indirectly institute, or cause to be instituted, against either of the Issuers any bankruptcy or insolvency proceeding so long as there shall not have elapsed one year plus one day since the maturity date of the latest maturing securities of either of the Issuers.

            IN WITNESS WHEREOF, the Issuers, the Servicer, the Originators and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, all as of the day and year first above written.

                              HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I, as
                                 Issuer

                              By:
                                 ---------------------------------------
                                 Name:
                                 Title: Manager

                              HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II, as
                                 Issuer

                              By:
                                 ---------------------------------------
                                 Name:
                                 Title: Manager

                              HPSC, INC.,
                                 as Servicer

                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:

                              HPSC, INC.,
                                 as Originator

                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:

                              AMERICAN COMMERCIAL FINANCE CORPORATION,
                                 as Originator
                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:

                              BNY MIDWEST TRUST COMPANY, not in its
                                 individual capacity but solely as
                                 Indenture Trustee

                              By:
                                 ---------------------------------------
                                 Name:
                                 Title:

                          [Signature Page to Indenture]